UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

1010 Grand Boulevard
Kansas City, MO 64106

 (Address of principal executive offices)

Scout Investments, Inc.
1010 Grand Boulevard
Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (816) 860-7512

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)
ANNUAL REPORT
June 30, 2011

Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
TrendStar Small Cap Fund (TRESX)
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

Table of Contents

Economic and Market Commentary	1

Stock Fund	2

Mid Cap Fund	6

Small Cap Fund	10

TrendStar Small Cap Fund	15

International Fund	19

International Discovery Fund	24

Core Bond Fund	29

Core Plus Bond Fund	34

Statements of Assets and Liabilities	40

Statements of Operations	44

Statements of Changes in Net Assets	46

Financial Highlights	49

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	61

Expense Example	62

Other Information	63

Trustees and Officers	64

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Economic and Market Commentary

Through June 30, 2011, capital markets have surged, doubling in value in many cases, since the bear-market lows witnessed in 2009. On balance, in many markets, valuation does not appear stretched, but it’s also not exceedingly cheap. Earnings growth has been strong, far eclipsing economic growth rates in many cases. The growth engine for the world has been the developing economies . We believe adding Japan to the drivers behind economic momentum makes sense at this stage. The markets tend to be forward-looking, and correspondingly, will be focused not only on second half economic developments but expectations for 2012. We believe long-duration assets (stocks) should outperform fixed income alternatives during the second half of 2011, driven by higher earnings, fairly stable pricing and an improvement in fundamentals surrounding the world’s third largest economy (Japan).

The wild card in this relatively constructive market environment will continue to be the world’s economic “balance sheet” items. Uncertainty will affect markets and economies rapidly as the world works its way through the adjustments which surround the “Long, Hard Slog” scenario. Additionally, we are sensing building stresses in China. Short-end growth and other stresses are appearing . We expect volatility to remain high, providing both risk and opportunities to market participants. Flexibility in structure leading to the ability to take advantage of periods of uncertainty and market volatility will be key to our investment process as we head into 2012.

From a macro-economic viewpoint, we believe the world’s economic environment will stay out of an overall contraction. With this in mind, corporate revenues and profits should remain positive. Due to slack in the productive capacity side of the economy, inflationary pressures should remain subdued. Central banks’ activity has been mixed, and will probably continue to be so. We expect the U.S., Japan and many areas of the developing world to lead the growth parade for the remainder of 2011 but expect Europe to probably lag.

At the end of the day, growth should be positive, but the questions persisting in the major developed economies (U.S., Japan and Europe) will continue. These areas of the world represent 58% of worldwide economic power. The “meat of the coconut” in these areas is the role of government. What do the people of these areas expect and demand from their governments? As this question is being answered, the focus of the world’s investors at times shifts towards the “balance sheet” side of the economic question. When this occurs, the markets swoon. Market volatility is likely to remain relatively high until the question of the proper role of governments is answered.

What does all of this mean to you, our shareholders? Simply put, during times like these, we believe investing in assets that share one common denominator, quality, makes tremendous sense. Our commitment to “quality” in all that we do should give you, our shareholders, comfort that the investments being made in the Scout Funds share a high-quality bias. It is our belief that during times of change and uncertainty, quality will win at the end of the day.

I would like to thank all the shareholders and owners of the Scout Funds for your continued support. We at Scout remain focused on our mission — to manage your assets in a consistent, high-quality manner.

Sincerely,

W. B. Greiner, CFA
President and Chief Investment Officer
Scout Investments, Inc.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. For a Prospectus which contains this and other information about the Funds, call 800-996-2862. Please read the Prospectus carefully before investing.

JUNE 30, 2011

Stock Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

As we look back over the events of the previous twelve months it is surprising how little has changed in the global economic and financial systems. Sovereign debt remains a problem even to the point of impacting the quality ranking of previously sacrosanct U.S. Treasuries. After having a bottom called several times, home prices in the U.S. are still declining. While our current unemployment rate of 9.2% is slightly lower than a year ago, any economic benefit from this decline has been imperceptible. We are also still trying to determine the extent of the impact of the financial and health care regulatory reform. With this backdrop it is not surprising that the recently released revisions to the governments’ GDP estimates show that we are still struggling to come out of the worst recession since World War II.

In spite of all these negatives, the S&P 500® Index was up 30.69% for the one-year period ending June 30, 2011 and the Scout Stock Fund wasn’t far behind at 29.13%. How is this possible given the environment we just described? Simply put, this is due to corporate profits and record margins. Corporate profits have been running at or near record levels throughout this weak economic recovery. Several forces have combined to help companies produce record profits in a slow growth/no growth economy.

Probably the biggest factor has been increasing productivity. As part of their continuing cost cutting efforts, some corporations are still announcing large layoffs with very little new hiring taking place elsewhere to offset the increase in the unemployed. In addition, many corporations are asking their remaining employees to do more. The good news for corporations is that their employees delivered to the tune of a 3.9% increase in productivity during 2010. There may be a limit as to how much more efficiency can be gained but as long as no other options exist, corporations will keep trying to increase efficiency.

Corporate profits have also benefited from other changes that resulted from the financial crisis. Restructuring in the auto sector has the industry producing high profits even though unit sales volumes are still well below peak levels.  The shrinkage of the Financials sector, with the elimination of major players like Lehman Brothers and Bear Stearns, has left a less competitive environment for firms like Goldman Sachs and Morgan Stanley, thereby allowing the survivors to prosper. Lurking in the background to this rosy picture is the fact that U.S. corporations are holding $1.9 trillion in cash. Management is paid to maximize returns on capital and the failure to reinvest this cash is cause for concern to all investors.

Like the macro-economic environment, the Scout Stock Fund did not make any major changes in its investment direction during the year. We have been consistent in our approach to stay neutral to our benchmark and not overweight or underweight any sector. Even in the Financials sector, which was by far the worst performing sector in the S&P 500® Index for the trailing one-year period, we were only slightly underweighted. We also believe this was a good environment for our investment style, which focuses on high-quality companies. Even though there have been periods where market sentiment has shifted to “risk on” and low-quality, high beta1 stocks have performed well, the continued overhang of uncertainty kept this from being sustained for long.

The Financials sector was the worst performing sector in the Index. Our focus on stock selection produced a return more than double the benchmark, making the Financials sector the top contributor to relative performance for the year.  For example, Franklin Resources, Inc. a company we highlighted throughout the year in our quarterly letters, was a very strong performer for the Fund. While many mutual fund families saw outflows during the year, Franklin Resources’ geographic diversification of products and customer base helped them avoid the general trend of the industry. Discover Financial Services is another long-term holding that performed very well for the Fund. Discover Financial has a solid credit card receivables portfolio, and they benefited as consumers have been paying down their debts and defaulting at lower rates. In our opinion, the biggest risk in the Financials sector was centered on the big banks. Therefore, we have generally limited our exposure to this segment, and favored those segments with higher-quality balance sheets and less exposure to the toxic assets that sparked the financial crisis. For example, the tight regulatory requirements in Canada helped shield Canadian banks like Toronto-Dominion Bank from much of the financial contagion. As a result, Toronto-Dominion has been a strong performer for the Fund.

The Health Care sector was the next biggest contributor to Fund performance. UnitedHealth Group, Inc. is a leader in the managed care industry and is benefiting from strong enrollment gains in all segments. Allergan, Inc., another strong performer, continues to move from relying on a vanity product to becoming a true pharmaceutical company as they find new applications for their key product, Botox.

1	Beta refers to a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

SCOUT FUNDS ANNUAL REPORT

The Consumer Discretionary sector was the greatest drag on relative performance. Hotel stocks like Marriott International, Inc. performed well in anticipation of an improving economy, but when the improvement wasn’t strong enough, the stocks were hit hard. We anticipated that low-end retailers would withstand a slow growth environment, but both Target Corp. and TJX Cos., Inc. struggled and both placed a drag on relative performance.

In the Energy sector, we had two companies that performed poorly in spite of the good industry fundamentals. Murphy Oil Corp.’s drilling operations hit several dry holes in a row causing significant price declines. Production levels at EOG Resources came in below expectations for two consecutive quarters and again investors moved away.

In summary, we are pleased with the returns for the Fund’s fiscal year. We remain committed to positioning the Fund in companies that are high quality, dominant in their industry, gaining market share or benefitting from a forthcoming catalyst.*

Thank you for your continued support of the Scout Funds and the Scout Stock Fund.

James A. Reed II, JD, CFA
Larry L. Valencia, CFA
Scout Investments, Inc.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500 ® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible  to invest directly in an index. The Standard & Poor 500 ® Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index invests primarily in companies above $10 billion without a specific growth or value strategy.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter .

Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.

JUNE 30, 2011

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Stock Fund (UMBSX)
as of June 30, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	29.13%	2.98%	3.72%	3.66%
S&P 500® Index1	30.69%	3.34%	2.94%	2.72%
Lipper Large-Cap Core Funds Index1	28.64%	2.41%	2.54%	2.11%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross expense ratio for the Fund was 0.96% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross expense ratio of 0.93%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2012 so that actual total annual fund operating expenses of the Scout Stock Fund do not exceed 0.90%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Stock Fund (UMBSX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$14.38	$0.32	$1.54	$42.03
12/31/07	14.18	0.20	1.70	43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58
12/31/10	12.85	0.04	—	42.82
6/30/112	13.56	0.13	—	43.66
2	Six months only. Distributions typically occur in June and/or December.
3	Represents distributions for the respective 12-month or 6-month period ended.
4	Does not assume any compounding of reinvested distributions.
Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Stock Fund (UMBSX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Stock Fund (UMBSX)

	Market	Percent
	Value (000’s)	of Total
Discover Financial Services	$4,013	3.6%
Toronto-Dominion Bank	3,396	3.0%
Exxon Mobil Corp	3,255	2.9%
Praxair, Inc.	3,252	2.9%
Franklin Resources, Inc.	3,151	2.8%
UnitedHealth Group, Inc.	3,095	2.8%
Apache Corp.	3,085	2.7%
Fresenius Medical Care A.G. & Co .KGaA	2,988	2.7%
Verizon Communications, Inc.	2,978	2.7%
McCormick & Co., Inc.	2,974	2.7%
Top Ten Equity Holdings Total	$32,187	28.8%
Based on total net assets as of June 30, 2011. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

STOCK FUND
	Shares	Value
COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 10.5%
Amazon.com, Inc.*	11,900	$2,433,431
CBS Corp. — Class B	60,000	1,709,400
DIRECTV — Class A*	35,000	1,778,700
Expedia, Inc.	80,000	2,319,200
Urban Outfitters, Inc.*	60,000	1,689,000
Williams-Sonoma, Inc.	50,000	1,824,500
		11,754,231
CONSUMER STAPLES — 11.6%
Anheuser-Busch InBev N.V.1	43,000	2,494,430
Coca-Cola Co.	30,000	2,018,700
McCormick & Co., Inc.	60,000	2,974,200
PepsiCo, Inc.	40,000	2,817,200
Philip Morris International, Inc.	40,000	2,670,800
		12,975,330
ENERGY — 10.1%
Anadarko Petroleum Corp.	30,000	2,302,800
Apache Corp.	25,000	3,084,750
Exxon Mobil Corp.	40,000	3,255,200
Occidental Petroleum Corp.	25,000	2,601,000
		11,243,750
FINANCIALS — 14.9%
Discover Financial Services	150,000	4,012,500
Fifth Third Bancorp	150,000	1,912,500
Franklin Resources, Inc.	24,000	3,150,960
JPMorgan Chase & Co.	50,000	2,047,000
Progressive Corp.	100,000	2,138,000
Toronto-Dominion Bank2	40,000	3,396,000
		16,656,960
HEALTH CARE — 14.6%
Allergan, Inc.	32,000	2,664,000
Fresenius Medical Care A.G. & Co . KGaA1	40,000	2,988,000
Hologic, Inc.*	120,000	2,420,400
Thermo Fisher Scientific, Inc.*	35,000	2,253,650
UnitedHealth Group, Inc.	60,000	3,094,800
Waters Corp.*	30,000	2,872,200
		16,293,050
INDUSTRIALS — 13.8%
3M Co.	24,000	2,276,400
Boeing Co.	30,000	2,217,900
Danaher Corp.	50,000	2,649,500
Deere & Co.	25,000	2,061,250
General Electric Co.	75,000	1,414,500
Union Pacific Corp.	20,000	2,088,000
United Technologies Corp.	30,000	2,655,300
		15,362,850
INFORMATION TECHNOLOGY — 15.6%
Apple, Inc.*	6,900	2,316,123
Citrix Systems, Inc.*	26,000	2,080,000
EMC Corp.*	62,000	1,708,100
Google, Inc. — Class A*	4,000	2,025,520
International Business Machines Corp.	13,000	2,230,150
Juniper Networks, Inc.*	35,000	1,102,500
NetApp, Inc.*	20,000	1,055,600
Oracle Corp.	70,000	2,303,700
Telefonaktiebolaget LM Ericsson1	180,000	2,588,400
		17,410,093
MATERIALS — 2.9%
Praxair, Inc.	30,000	3,251,700

TELECOMMUNICATION SERVICES — 2.7%
Verizon Communications, Inc.	80,000	2,978,400

UTILITIES — 1.5%
Xcel Energy, Inc.	70,000	1,701,000

TOTAL COMMON STOCKS
(Cost $87,432,136) — 98.2%		109,627,364

TOTAL INVESTMENTS
(Cost $87,432,136) — 98.2%		109,627,364

Other assets less liabilities — 1.8%		2,020,741

TOTAL NET ASSETS — 100.0%
(equivalent to $13.56 per share;
unlimited shares of $1.00 par value
capital shares authorized;
8,231,538 shares outstanding)		$111,648,105

*Non-income producing security.

1 ADR — American Depositary Receipt.

2 Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

“Plus ça change, plus c’est la même chose”, or the English translation, “The more things change, the more they stay the same,” can be traced back to 19th century French journalist Jean-Baptiste Alphonse Karr. If he were alive today, he might find this epigram appropriate to summarize the past year’s events as the fiscal year started and ended with similar headlines. Broad indexes were correcting, as concerns about a debt crisis in Greece and a slowdown in U.S. growth weighed on investors.In between that time though, asset prices changed dramatically, generally for the better. The Federal Reserve (the Fed) embarked on a second round of asset purchases, known as quantitative easing (QE2), in hopes of avoiding deflation and kick-starting lackluster economic growth. While the effects of QE2 on economic growth are still in doubt, it appears that the Fed was successful in avoiding deflation. As a side effect of this policy, stocks, commodities, and gold all rallied, while the dollar generally depreciated. Treasury bonds were also sold off as investors moved into riskier assets.

The Fund generally recognized that QE2 would be a positive catalyst for markets, and shifted into a more offensive mode during late summer. Investing in companies with powerful company-specific fundamentals that would also benefit from central bank easing allowed the Scout Mid Cap Fund to post a return of 48.34% for the year ending June 30, 2011, compared to a 38.47% return for the Russell Midcap® Index.

Due to swirling macro-economic winds, the Fund chose to focus more of its active risks by making company-specific investments rather than sector calls. As a result, stock selection accounted for approximately 84% of the excess return generated this fiscal year.

The top contributor to the Fund’s performance was Herbalife Ltd., which handily beat expectations throughout the past twelve months. Its new marketing strategy and exposure to emerging markets drove results. As we have written about many times, Priceline.com, Inc. also contributed greatly to performance. The market share for online travel booking providers is relatively low in Europe and East Asia compared to the United States, but is rapidly catching up. Priceline.com has a very strong and growing presence in these markets through its booking.com and agoda.com websites, which have driven earnings growth of more than 50% this past year. The third greatest contributor was CF Industries Holdings, Inc. The company manufactures fertilizer, primarily nitrogen-based products. As the outlook for crop prices steadily improved, CF Industries and other agriculture-related companies saw their stock prices rally.

TriQuint Semiconductor, Inc. was the biggest detractor from performance . As a manufacturer of semiconductors that help devices connect wirelessly to the internet, TriQuint Semiconductor should benefit from rapid adoption of smartphones, tablets, and other internet-enabled mobile devices. However, concerns around inventory gluts in certain end markets, a delay in Apple’s iPhone product cycle and uninspiring earnings results all affected the stock’s price negatively. We continue to hold the position, as we think the long-term drivers will outweigh the short-term concerns. Western Refining, Inc . also detracted from performance. The refining sector has benefitted recently from an increase in the spread between crude oil produced in the United States and oil produced overseas. However, while the Fund maintained its position in Western Refining, expectations exceeded fundamentals and the stock price experienced a correction. Unsure if fundamentals could get significantly better, we chose to exit the position in the Fund.

Despite changing circumstances, the biggest concerns that we had last year remain concerns today. Countries around the world are still debating the appropriate level of government spending and debt. Domestic unemployment remains high, and may be getting worse. Uncertainty, a large contributor to the unemployment situation, should linger due in part to changing government policies, debt ceiling and tax debates, sovereign debt crises and the upcoming 2012 elections. Even emerging markets, long the engine of global growth, are showing signs of a slowdown as they work to control inflation that is partially caused by U.S. monetary and fiscal policies that lower the value of the U.S. dollar.

However, at the current time, markets seem to be less concerned about the Greek Sovereign debt issue and the budgetary debates here in the U.S. We expect, as these issues fade into the background, stocks to continue to grind higher, supported by monetary policy that is likely to remain accommodative for the foreseeable future. Last year, we expected the first interest rate hike to be at least twelve months away and we maintain that position, effectively pushing our expectation of an interest rate hike off into the future. Company earnings continue to beat expectations, driven in part by strong global growth, especially from emerging markets despite their slowing trend. Weak labor markets, while bad for employment, are supporting healthy profit margins for many enterprises.

SCOUT FUNDS ANNUAL REPORT

We expect these dynamics to support equity prices, although we do not expect returns going forward to be as strong as those experienced over the past two years. We also expect the recent strong merger and acquisition activity to continue due to generally healthy corporate balance sheets and low interest rates, which should provide another support for equities.

The Fund continues to focus on company-specific drivers, while depending less on sector positioning. While we currently have large over- and under-weights in certain sectors, this is often driven by our stock selection process. One exception is the Energy sector, which, historically, we have overweighted on the belief that long-term supply and demand dynamics would be a bullish tailwind for energy companies. However, in the short-term, this bullishness is tempered by weak demand statistics, especially as oil hovers near the $100 a barrel mark. As such, we have a slight underweight position in the Energy sector.*

As always, we appreciate your continued investment in the Fund and confidence in the management team.

Patrick Dunkerley, CFA
Derek Smashey, CFA
John Indellicate II, CFA
Scout Investments, Inc.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible  to invest directly in an index. The Russell Midcap® Index consists of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. This Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000® Index, total market capitalization. The Lipper Mid-Cap Core Funds Index invests primarily in companies with a market capitalization of less than $5 billion at the time of purchase.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

The Scout Mid Cap Fund invests primarily in mid cap stocks and therefore is subject to the possibility that mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk.

JUNE 30, 2011

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Mid Cap Fund (UMBMX)
as of June 30, 2011

			Since
	1 Year	3 Years	Inception1
Scout Mid Cap Fund	48.34%	11.17%	11.70%
Russell Midcap® Index2	38.47%	6.46%	4.36%
Lipper Mid-Cap Core Funds Index2	37.86%	7.02%	4.96%

1	Inception – October 31, 2006.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 1.10% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross expense ratio of 1.04%.

 A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2012 so that actual total annual fund operating expenses of the Scout Mid Cap Fund do not exceed 1.40%. The Net Expense Ratio for the Fund reflects the reimbursement of fees previously waived by the Advisor in accordance with the terms of this agreement.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Mid Cap Fund (UMBMX)

		Income &		Cumulative5
	Net	Short-Term4	Long-Term4	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$10.19	$0.01	$—	$10.20
12/31/07	11.51	0.90	—	12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
6/30/113	14.68	0.05	—	16.32

3	Six months only. Distributions typically occur in June and/or December.

4	Represents distributions for the respective 12-month or 6-month period ended.

5	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Mid Cap Fund (UMBMX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Mid Cap Fund (UMBMX)

	Market	Percent
	Value (000’s)	of Total
Herbalife Ltd.	$32,803	6.3%
Annaly Capital Management, Inc. REIT	26,295	5.1%
Arch Capital Group Ltd.	21,859	4.2%
AutoZone, Inc.	21,461	4.2%
Xcel Energy, Inc.	21,024	4.1%
Fossil, Inc.	17,814	3.4%
Healthspring, Inc.	16,670	3.2%
Dollar Tree, Inc.	14,317	2.8%
American Capital Agency Corp. REIT	13,644	2.6%
Hospira, Inc.	11,986	2.3%
Top Ten Equity Holdings Total	$197,873	38.2%

Based on total net assets as of June 30, 2011. Subject to change.
REIT — Real Estate Investment Trust

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

MID CAP FUND
	Shares	Value
COMMON STOCKS — 97.7%
CONSUMER DISCRETIONARY — 24.8%
AutoZone, Inc.*	72,785	$21,460,657
CBS Corp. — Class B	173,375	4,939,454
Deckers Outdoor Corp.*	73,425	6,471,680
Dollar Tree, Inc.*	214,900	14,316,638
Expedia, Inc.	388,050	11,249,569
Fossil, Inc.*	151,325	17,813,979
Limited Brands, Inc.	159,650	6,138,543
Omnicom Group, Inc.	123,525	5,948,964
priceline.com, Inc.*	16,240	8,313,743
Tempur-Pedic International, Inc.*	155,700	10,559,574
Thor Industries, Inc.	192,600	5,554,584
TRW Automotive Holdings Corp.*	150,650	8,892,870
Warnaco Group, Inc.*	134,925	7,049,831
		128,710,086
CONSUMER STAPLES — 15.6%
Dr. Pepper Snapple Group, Inc.	176,600	7,404,838
H.J. Heinz Co.	85,500	4,555,440
Hansen Natural Corp.*	126,450	10,236,128
Herbalife Ltd.1	569,100	32,802,924
JM Smucker Co.	148,100	11,320,764
Molson Coors Brewing Co. — Class B	69,350	3,102,719
Nu Skin Enterprises, Inc. — Class A	304,175	11,421,771
		80,844,584
ENERGY — 4.6%
McDermott International, Inc.*1	307,300	6,087,613
Newfield Exploration Co.*	113,157	7,696,939
Plains Exploration & Production Co.*	113,650	4,332,338
SM Energy Co.	77,700	5,709,396
		23,826,286
FINANCIALS — 20.7%
American Capital Agency Corp. REIT	468,700	13,643,857
Annaly Capital Management, Inc. REIT	1,457,600	26,295,104
Arch Capital Group Ltd.*1	684,800	21,858,816
Axis Capital Holdings Ltd.1	119,500	3,699,720
Bank of Hawaii Corp.	75,000	3,489,000
Fifth Third Bancorp.	239,500	3,053,625
Host Hotels & Resorts, Inc. REIT	550,625	9,333,094
National Retail Properties, Inc. REIT	165,250	4,050,277
Prosperity Bancshares, Inc.	115,600	5,065,592
SVB Financial Group*	111,725	6,671,100
W.R. Berkley Corp.	308,950	10,022,338
		107,182,523
HEALTH CARE — 12.5%
C.R. Bard, Inc.	89,400	9,821,484
Coventry Health Care, Inc.*	164,900	6,013,903
DaVita, Inc.*	70,275	6,086,518
Healthspring, Inc.*	361,525	16,669,918
Hologic, Inc.*	316,550	6,384,813
Hospira, Inc.*	211,550	11,986,423
Humana, Inc.	96,320	7,757,613
		64,720,672
INDUSTRIALS — 2.7%
Avery Dennison Corp.	113,825	4,397,060
SPX Corp.	53,102	4,389,411
Textron, Inc.	221,625	5,232,566
		14,019,037
INFORMATION TECHNOLOGY — 7.4%
Check Point Software Technologies*1	113,850	6,472,372
Computer Sciences Corp.	56,075	2,128,607
Cypress Semiconductor Corp.*	200,200	4,232,228
Lam Research Corp.*	72,375	3,204,765
Skyworks Solutions, Inc.*	238,700	5,485,326
Teradata Corp.*	69,000	4,153,800
TriQuint Semiconductor, Inc.*	395,905	4,034,272
Western Digital Corp.*	237,300	8,632,974
		38,344,344
MATERIALS — 4.1%
Agnico-Eagle Mines Ltd.1	58,760	3,709,519
Allegheny Technologies, Inc.	61,840	3,924,985
CF Industries Holdings, Inc.	49,095	6,955,289
Scotts Miracle-Gro Co. — Class A	99,850	5,123,303
Silver Wheaton Corp.	44,625	1,472,625
		21,185,721
TELECOMMUNICATION SERVICES — 1.2%
MetroPCS Communications, Inc.*	374,000	6,436,540

UTILITIES — 4.1%
Xcel Energy, Inc.	865,200	21,024,360

TOTAL COMMON STOCKS
(Cost $455,970,305) — 97.7%		506,294,153

TOTAL INVESTMENTS
(Cost $455,970,305) — 97.7%		506,294,153

Other assets less liabilities — 2.3%		11,784,725

TOTAL NET ASSETS — 100.0%
(equivalent to $14.68 per share;
unlimited shares of $1.00 par value
capital shares authorized;
35,279,864 shares outstanding)		$518,078,878

REIT — Real Estate Investment Trust

*Non-income producing security.

1 Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

As investors fretted over a multitude of issues that threatened to derail the global economic recovery (a slowdown in China, over-indebted European countries, uncertainty surrounding government policies, earthquakes, tax rates, inflation and deflation), equities continued their ascent during the past twelve months. Ultra-conservative monetary policies emanating from developed economies aided higher prices for the major equity market indices.

During the one-year period ending June 30, 2011, the Scout Small Cap Fund had a total return of 39.97%, ahead of the Russell 2000® Index, which returned 37.41%. The Fund benefitted from investor preference for higher-quality stocks and companies earning above-average returns on equity and generating superior cash flow growth. Moreover, smaller-capitalization issues continued to outperform their larger-cap brethren as evidenced by the Russell 2000® Index outperforming the Russell 1000® Index by 7% over the twelve-month period ending June 30, 2011. From the market bottom in March 2009 through the end of the fiscal year ending June 30, 2011, small cap stocks lead large cap stocks by more than 30%.

The past year included the Federal Reserve’s second round of quantitative easing (QE2) as it purchased $600 billion in long-term U.S. Treasury bonds to keep interest rates and borrowing costs low. Furthermore, this policy served to devalue the U.S. Dollar Index 12% and helped to boost both the CRB Commodity Index and the price of U.S. crude more than 30% during the past twelve months. These factors caused the biggest gains within the Fund to come from cyclical sectors, including Energy, Industrials, Information Technology, Consumer Discretionary and Materials, while the more defensive sectors such as Financials and Utilities lagged behind. The Fund ended the fiscal year with relative overweights in the cyclical sectors, including Information Technology and Materials, as well as the Health Care sector and less exposure to the defensive sectors of Consumer Staples, Utilities and Financials.

A number of secular themes continue to present attractive investment opportunities. Unconventional energy production is a significant driver within the Materials, Energy and Industrial sectors. New technology and horizontal drilling techniques have allowed several energy companies to extract oil as well as natural gas from a number of major shales that exist within the U.S. The Bakken Shale alone could provide in excess of 24 billion barrels of recoverable oil, equivalent to the amount of oil the U.S. would consume over 3 years. As a result, we see opportunities across the supply chain. This would include companies that produce the drilling equipment, service companies providing the fracking, drilling, and fluid handling services, as well as energy companies discovering the plays. Additionally, companies that are transporting and storing the oil and refineries benefit from an abundance of oil located within the central U.S., and chemical companies benefit from cheap, abundant supplies of natural gas used in production. Agriculture is another attractive segment that we anticipate will benefit from growing demand for high-protein diets within the emerging markets, demand for biofuels and weather related impact on supply. After several years of delay, Boeing and Airbus are finally ready to ramp up the build rates on aircraft that are lighter weight and more fuel efficient. These aircraft manufacturers are dependent on a supplier network of smaller companies to provide the lightweight materials made up of composites and specialty alloys.

Within the Health Care sector, demographics are a significant influence.  Today, 2.8 million U.S. citizens are turning 65 each year, with the number rising to 4.3 million by 2025. This segment of the population requires significantly more medical care. Another secular trend the Fund is exploiting is the fact that cost reduction in mapping the human genome is currently progressing at a faster pace than semiconductor design based on Moore’s Law.

The Fund’s Information Technology and Industrial sector holdings are weighted towards companies that provide hardware and software to enhance the productivity of their current workers. Tax and labor policy currently favor purchasing equipment and technology rather than hiring new personnel. Also, within the Information Technology sector, we continue to see the push towards high-speed mobile devices as communications companies provide faster networks capable of handling more data from devices such as “smartphones” and tablet PCs.

During the past year, the three stocks that contributed the most to the Fund’s performance were Amerigroup Corp., Omnivision Technologies, Inc. and Skyworks Solutions, Inc. Amerigroup Corp.is a multi-state managed healthcare provider primarily focused on Medicaid, Children’s Health Insurance Programs and Family Care through state-sponsored programs. The addition of up to 30 million people into the healthcare system over the next several years will benefit companies focused on state Medicaid programs. A focus on medical management and improved pricing aided financial results for the Amerigroup Corp. during the fiscal year as states continued to turn to managed care corporations to help control large Medicaid expenditures. Omnivision Technologies once again was a top contributor for the Fund as the company reported earnings results that exceeded expectations. The company, which makes semiconductor imaging sensor devices for consumer electronic products such as “smartphones” and cameras, has seen increased demand for higher-resolution products. Another beneficiary of the rapid growth of “smartphones” was Skyworks Solutions. The wireless semiconductor company realized improved financial results because of the transition from 2nd Generation networks to 3G and 4G cellular networks as well as growth of the tablet business which requires more highly engineered amplifier solutions.

The issues that detracted the most from performance over the past fiscal year were Gentiva Health Services, Inc., Lancaster Colony Corp. and Amedisys, Inc. Lancaster Colony, a specialty foods manufacturer, struggled to maintain margins as grain prices began to rise and customers were slow to accept necessary price hikes. We believe inflation will continue to hamper future earnings and therefore eliminated the position. Gentiva Health Services and Amedisys provide hospice

SCOUT FUNDS ANNUAL REPORT

and home health services. Regulatory uncertainties and ongoing Medicare budget negotiations have put pressure on patient volumes. Recent proposed rate reductions to home health providers also hurt performance for stocks in this group.

There is no doubt that the U.S. economy is stagnant and is not creating the environment that investors are accustomed to during a post-recession recovery.  The unemployment rate stands at 9.2% and has remained above 8% for 29 months, longer than any period since the Great Depression. A more disturbing development is the average duration of unemployment. The past peak on the average number of weeks a worker remained unemployed was just a shade over 20 weeks, reached shortly after the double-dip recessions of 1980-82. It also nearly reached 20 weeks in the most recent recession that ended in 2001. Today, the average duration of unemployment has reached 40 weeks and shows no sign that it has reached a peak. Many records have been broken with this struggling economy; not many have been doubled. With the massive amounts of fiscal and monetary stimulus that is coursing through the economy’s veins, one would think that stronger signs of life would be present.

So troubled is the world’s economy that many investors and commentators seemingly compete with each other in enumeration of future risks and current threats to the market. Whether event risk, such as a default of Greek sovereign debt, or secular disasters, like Japanese-style deflation, there is no shortage of those searching for what they think will be the next proverbial shoe to drop. If you are not searching for it, the bad news will often find you. Recently, investors in the U.S. awoke to see a CNBC reporter, wearing goggles and a respirator, covering the action behind her which largely consisted of anarchists dressed in black, wearing gas masks, attempting to storm the Greek equivalent of our U.S. Capitol Building and setting fire to the Greek equivalent of our Treasury building. Was another shoe dropping, or had it been on the ground for quite some time? Before the tear gas canisters and Molotov cocktails started flying, Greek bond yields had already edged past 20%, and the Athens Stock Exchange Index was trading below 1990 levels.

Black swan events come as a surprise and have major impacts. The current Greek situation has been playing out for more than two years. Japan’s stock market peaked on the final day of 1989, has shown negligible GDP growth since, and is now experiencing negative population growth. There is a long list of things that could still go wrong — although, if they’re on a list, they might not qualify as black swans. Consider the positives for a moment.Corporate earnings, be they S&P 500 (large companies), S&P 600 (small companies) or those reported on corporate tax returns (corporate income from the National Income and Product Accounts, which include roughly 6 million corporations) are all reaching record levels this year. While the Federal Government’s balance sheet may be a wreck, corporate balance sheets have rarely looked better. According to Standard and Poor’s, interest expense as a percent of sales, cash as a percent of assets and the S&P 500 debt-to-equity ratio are at their healthiest levels in decades. GDP and corporate earnings are 64 and 90% higher today, respectively, than when the S&P 500 first reached the $1,308 per share level in 1999. The market was over-valued in the late 1990s, but the growth of the economy and corporate earnings have allowed the market to truly grow into the inflated values of the 1990s.

Certainly, tremendous hurdles remain for economies around the world, especially for the U.S. One of the benefits of the current fiscal crisis is that it is forcing conversations regarding changes to policies that we believe would be beneficial to our economy and its citizens, ranging from reduction of corporate tax rates to the reduction of subsidies. We are hopeful that the real black swan event that might unfold next could result in a positive surprise for investors, since nobody seems to be expecting that.*

The Scout Small Cap Fund’s management team thanks you for your continued support during these interesting times.

Thomas Laming
Jason Votruba, CFA
James McBride, CFA
Scout Investments, Inc.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible  to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000® Index representing approximately 11% of the Russell 3000® Index total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

JUNE 30, 2011

COMPARATIVE RATES OF RETURN (unaudited)

Scout Small Cap Fund (UMBHX)
as of June 30, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	39.97%	1.57%	2.05%	7.08%
Russell 2000® Index1	37.41%	7.77%	4.08%	6.27%
Lipper Small-Cap Core Funds Index1	36.32%	7.54%	4.74%	6.91%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross/net expense ratio for the Fund was 1.06% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross/net expense ratio of 1.03%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

HISTORICAL PER-SHARE RECORD (unaudited)

Scout Small Cap Fund (UMBHX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$16.83	$0.52	$0.42	$29.53
12/31/07	17.64	—	1.40	31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
6/30/112	16.88	—	—	30.98

2	Six months only. Distributions typically occur in June and/or December.

3	Represents distributions for the respective 12-month or 6-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (unaudited)

Scout Small Cap Fund (UMBHX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (unaudited)

 Scout Small Cap Fund (UMBHX)

	Market	Percent
	Value (000’s)	of Total
SVB Financial Group	$7,070	2.2%
ValueClick, Inc.	6,308	2.0%
Portfolio Recovery Associates, Inc.	6,280	2.0%
Jack Henry & Associates, Inc.	6,272	2.0%
Darling International, Inc.	5,841	1.9%
Catalyst Health Solutions, Inc.	5,833	1.8%
Waddell & Reed Financial, Inc. — Class A	5,769	1.8%
Monro Muffler Brake, Inc.	5,609	1.8%
Signature Bank	5,548	1.8%
Mid-America Apartment Communities, Inc. REIT	5,499	1.7%
Top Ten Equity Holdings Total	$60,029	19.0%

Based on total net assets as of June 30, 2011. Subject to change.
REIT — Real Estate Investment Trust

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 99.7%
CONSUMER DISCRETIONARY — 12.0%
American Public Education, Inc.*	97,783	$4,352,321
Bebe Stores, Inc.	374,000	2,285,140
Buckle, Inc.	86,725	3,703,157
Chico’s FAS, Inc.	267,000	4,066,410
Cracker Barrel Old Country Store, Inc.	100,100	4,935,931
Jos. A Bank Clothiers, Inc.*	74,700	3,735,747
Maidenform Brands, Inc.*	66,300	1,833,858
Monro Muffler Brake, Inc.	150,400	5,608,416
Sotheby’s	99,500	4,328,250
Ulta Salon, Cosmetics & Fragrance, Inc.*	49,925	3,224,157
		38,073,387
CONSUMER STAPLES — 1.9%
Darling International, Inc.*	330,000	5,841,000

ENERGY — 7.2%
Brigham Exploration Co.*	76,250	2,282,163
Complete Production Services, Inc.*	100,000	3,336,000
Gulfport Energy Corp.*	175,000	5,195,750
Key Energy Services, Inc.*	180,000	3,240,000
Matrix Service Co.*	250,000	3,345,000
OYO Geospace Corp.*	14,780	1,478,000
Western Refining, Inc.*	220,000	3,975,400
		22,852,313
FINANCIALS — 19.0%
Apollo Investment Corp.	389,200	3,973,732
Capitol Federal Financial, Inc.	149,400	1,756,944
Cohen & Steers, Inc.	106,715	3,537,602
Fulton Financial Corp.	364,200	3,900,582
Home Properties, Inc. REIT	24,300	1,479,384
Mid-America Apartment Communities, Inc. REIT	81,500	5,498,805
National Financial Partners Corp.*	313,700	3,620,098
National Health Investors, Inc. REIT	105,000	4,665,150
Portfolio Recovery Associates, Inc.*	74,070	6,280,396
Prosperity Bancshares, Inc.	99,500	4,360,090
Signature Bank*	97,000	5,548,400
Summit Hotel Properties, Inc. REIT	224,478	2,547,825
SVB Financial Group*	118,400	7,069,664
Waddell & Reed Financial, Inc. — Class A	158,700	5,768,745
		60,007,417

HEALTH CARE — 14.8%
Acorda Therapeutics, Inc.*	75,000	2,423,250
Amedisys, Inc.*	52,400	1,395,412
AMERIGROUP Corp.*	75,800	5,341,626
Bio-Reference Labs, Inc.*	67,100	1,402,390
Catalyst Health Solutions, Inc.*	104,500	5,833,190
Computer Programs & Systems, Inc.	16,000	1,015,680
Endo Pharmaceuticals Holdings, Inc.*	96,500	3,876,405
Gen-Probe, Inc.*	36,000	2,489,400
Genomic Health, Inc.*	44,100	1,230,831
Gentiva Health Services, Inc.*	195,587	4,074,077
ICU Medical, Inc.*	65,713	2,871,658
Magellan Health Services, Inc.*	81,700	4,472,258
Merit Medical Systems, Inc.*	191,563	3,442,378
Sirona Dental Systems, Inc.*	60,200	3,196,620
Team Health Holdings, Inc.*	174,200	3,921,242
		46,986,417
INDUSTRIALS — 14.2%
Ceradyne, Inc.*	50,000	1,949,500
EnPro Industries, Inc.*	33,000	1,586,310
General Cable Corp.*	60,000	2,554,800
Genesee & Wyoming, Inc.*	65,700	3,852,648
GrafTech International Ltd.*	100,000	2,027,000
HUB Group, Inc. — Class A*	75,000	2,824,500
Insituform Technologies, Inc. — Class A*	135,000	2,830,950
Kirby Corp.*	55,000	3,116,850
Lindsay Corp.	31,000	2,132,800
Middleby Corp.*	28,000	2,633,120
NN, Inc.*	100,000	1,496,000
Robbins & Myers, Inc.	64,000	3,382,400
Titan Machinery, Inc.*	110,000	3,165,800
Trinity Industries, Inc.	75,000	2,616,000
Triumph Group, Inc.	38,000	3,784,040
United Rentals, Inc.*	200,000	5,080,000
		45,032,718

(Continued on next page)

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

SMALL CAP FUND (Continued)
	Shares	Value

INFORMATION TECHNOLOGY — 22.8%
Black Box Corp.	18,800	$587,876
Cabot Microelectronics Corp.*	69,800	3,243,606
Cymer, Inc.*	91,400	4,525,214
Daktronics, Inc.	81,000	873,990
Finisar Corp.*	61,000	1,099,830
j2 Global Communications, Inc.*	105,300	2,972,619
Jack Henry & Associates, Inc.	209,000	6,272,090
Microsemi Corp.*	96,500	1,978,250
Netgear, Inc.*	95,600	4,179,632
Omnivision Technologies, Inc.*	98,700	3,435,747
Plantronics, Inc.	62,100	2,268,513
Progress Software Corp.*	93,300	2,251,329
Quest Software, Inc.*	136,900	3,111,737
SciQuest, Inc.*	105,100	1,796,159
Semtech Corp.*	137,700	3,764,718
Skyworks Solutions, Inc.*	121,100	2,782,878
SPS Commerce, Inc.*	74,800	1,330,692
Stratasys, Inc.*	73,793	2,486,824
TIBCO Software, Inc.*	177,000	5,136,540
ValueClick, Inc.*	380,000	6,308,000
Veeco Instruments, Inc.*	91,900	4,448,879
ViaSat, Inc.*	87,196	3,772,971
Websense, Inc.*	141,000	3,661,770
		72,289,864

MATERIALS — 6.7%
Balchem Corp.	70,000	3,064,600
Carpenter Technology Corp.	57,000	3,287,760
Coeur d’Alene Mines Corp.*	60,000	1,455,600
LSB Industries, Inc.*	125,500	5,386,460
Olin Corp.	70,000	1,586,200
Rockwood Holdings, Inc.*	81,300	4,495,077
Schnitzer Steel Industries, Inc.	33,500	1,929,600
		21,205,297
UTILITIES — 1.1%
UIL Holdings Corp.	105,000	3,396,750
TOTAL COMMON STOCKS
(Cost $252,112,515) — 99.7%		315,685,163

TOTAL INVESTMENTS
(Cost $252,112,515) — 99.7%		315,685,163

Other assets less liabilities — 0.3%		907,753

TOTAL NET ASSETS — 100.0%
(equivalent to $16.88 per share; unlimited shares of $1.00 par value capital shares authorized; 18,758,722 shares outstanding)		$316,592,916

REIT — Real Estate Investment Trust

*Non-income producing security.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

TrendStar Small Cap Fund

OBJECTIVE & STRATEGY (unaudited)

The Scout TrendStar Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

As investors fretted over a multitude of issues that threatened to derail the global economic recovery (a slowdown in China, over-indebted European countries, uncertainty surrounding government policies, earthquakes, tax rates, inflation and deflation), equities continued to ascend higher the past twelve months. Ultra-conservative monetary policies emanating from developed economies aided higher prices for the major equity market indices.

During the one-year period ending June 30, 2011, the Scout TrendStar Small Cap Fund had a total return of 34.25%, behind the Russell 2000 Growth® Index, which returned 43.50%. Growth stocks far out-performed value stocks during the year, with the Russell 2000 Value® Index rising 31.35%. Moreover, smaller capitalization issues continued to outperform their larger cap brethren as evidenced by the Russell 2000® Index outperforming the Russell 1000® Index by 7% over the twelve-month period ending June 30, 2011. From the market bottom reached in March 2009 through the end of the fiscal year ending June 30, 2011, small cap stocks lead large cap stocks by over 30%.

The past year included the Federal Reserve’s second round of quantitative easing (QE2) as it purchased $600 billion in long-term U.S. Treasury bonds to keep interest rates and borrowing costs low. Furthermore, this policy served to devalue the U.S. Dollar Index 12% and helped to boost both the CRB Commodity Index and the price of U.S. crude over 30% during the past twelve months.These factors caused the biggest gains within the Fund to come from the growth-oriented sectors including Information Technology, Health Care, Consumer Discretionary and Industrials, while the more value-oriented sectors such as Materials, Consumer Staples and Financials lagged behind. Relative to the benchmark Russell 2000 Growth® Index, the Fund ended the year with a greater weight in the Information Technology, Health Care and Financial sectors, and with less exposure to the Consumer Discretionary, Industrial and Material sectors.

Within the Health Care sector, demographics are a significant influence. Today, 2.8 million U.S. citizens are turning 65 each year, with the number rising to 4.3 million by 2025. This segment of the population requires significantly more medical care. Another trend the Fund is exploiting is the fact that cost reduction in mapping the human genome is currently progressing at a faster pace than semiconductor design based on Moore’s Law.

Information Technology and Industrial holdings are weighted towards companies that provide hardware and software to enhance the productivity of their current workers. Tax and labor policy currently favor the purchase of equipment and technology rather than hiring new personnel. Also, within the Information Technology sector, we continue to see the push towards high speed mobile devices as communications companies provide faster networks capable of handling more data from devices such as “smartphones” and tablet PCs.

During the past year, the three stocks that contributed the most to the Fund’s performance were Amerigroup Corp., Daktronics, Inc. and IXYS Corp Amerigroup Corp. is a multi-state managed healthcare provider primarily focused on Medicaid, Children’s Health Insurance Programs and Family Care through state-sponsored programs. The addition of up to 30 million people into the healthcare system over the next several years should benefit companies focused on state Medicaid programs. A focus on medical management and improved pricing aided financial results during the year as states continued to turn to managed care corporations to help control large Medicaid expenditures. Daktronics was a strong performer during the first half of the Fund’s fiscal year, though we trimmed the position shortly thereafter. That helped to make Daktronics (which is a leader in LED-based video displays) one of the stronger contributors during the period, despite lackluster performance during the March and June quarters. Results for the company released during June point toward a recovery, particularly in the digital billboard and live-event categories with both experiencing strong double-digit year-over-year revenue growth during the June quarter. IXYS Corp. specializes in the manufacture of power semiconductors capable of processing greater than 200 watts. Industrial and automotive markets continued to expand throughout the year. The company will be sensitive to a slowing economy; however, we believe it is increasing its market share and will expand capacity in the coming year, adding to growth opportunities.

The holdings that detracted the most from performance during the past year were Cree, Inc., Amedisys, Inc. and Gentiva Health Services, Inc. Cree continues to be a strong player in the LED lighting market, but is suffering from price competition and excess inventory as the market for digital lighting is in its early stages and competitors are rushing to establish market share. Amedisys and Gentiva Health Services provide hospice and home health services. Regulatory uncertainties and ongoing Medicare budget negotiations have put pressure on patient volumes. Recent proposed rate reductions to home health providers also hurt performance for stocks in this group.

There is no doubt that the U.S. economy is stagnant and is not creating the environment that investors are accustomed to during a post-recession recovery. The unemployment rate stands at 9.2% and has remained above 8% for 29 months, longer than any period since the Great Depression. A more disturbing development is the average duration of unemployment. The past peak for the average number of weeks a worker remained unemployed was just a shade over 20 weeks, reached shortly after the double-dip recessions of 1980-82. It also nearly reached 20 weeks in the most recent recession that ended in 2001. Today, the average duration of unemployment has reached 40 weeks and shows no sign that it has reached a peak. Many records have been broken with this struggling economy; not many have been doubled. With the massive amounts of fiscal and monetary stimulus that is coursing through the economy’s veins, one would think that stronger signs of life would be present.

So troubled is the world’s economy that many investors and commentators seemingly compete with each other in enumeration of future risks and current threats to the market. Whether event risk, such as a default of Greek sovereign debt, or secular disasters, like Japanese-style deflation, there is no shortage

JUNE 30, 2011

of those searching for what they think will be the next proverbial shoe to drop. If you’re not searching for it, the bad news will often find you. Near the end of the annual period, investors in the U.S. awoke to see a CNBC reporter, wearing goggles and a respirator, covering the action behind her which largely consisted of anarchists dressed in black, wearing gas masks, attempting to storm the Greek equivalent of our U.S. Capitol Building and setting fire to the Greek equivalent of our Treasury building. Was another shoe dropping, or had it been on the ground for quite some time? Before the tear gas canisters and Molotov cocktails started flying, Greek bond yields had already edged past 20%, and the Athens Stock Exchange Index was trading below 1990 levels.

Black swan events come as a surprise and have major impacts. The current Greek situation has been playing out for more than two years. Japan’s stock market peaked on the final day of 1989, has shown negligible GDP growth since, and is now experiencing negative population growth. There is a long list of things that could still go wrong — although, if they’re on a list, they might not qualify as black swans. Consider the positives for a moment.Corporate earnings, be they S&P 500 (large companies), S&P 600 (small companies) or those reported on corporate tax returns (corporate income from the National Income and Product Accounts which include roughly 6 million corporations) are all reaching record levels this year. While the Federal Government’s balance sheet may be a wreck, corporate balance sheets have rarely looked better. According to Standard and Poor’s, interest expense as a percent of sales, cash as a percent of assets and the S&P 500 debt-to-equity ratio are at their healthiest levels in decades. GDP and corporate earnings are 64 and 90% higher today, respectively, than when the S&P 500 first reached the $1,308 per share level in 1999. The market was over-valued in the late 1990s, but the growth of the economy and corporate earnings have allowed the market to truly grow into the inflated values of the 1990s.

Tremendous hurdles remain for economies around the world, but especially for the U.S. One of the benefits of the current fiscal crisis is that it is forcing conversations regarding changes to policies that we believe would be beneficial to our economy and its citizens, ranging from reduction of corporate tax rates to the reduction of subsidies. We are hopeful that the real black swan event that might unfold next could result in a positive surprise for investors, since nobody seems to be expecting that.*

The Scout TrendStar Small Cap Fund’s management team thanks you for your continued support.

Thomas Laming
James McBride, CFA
Scout Investments, Inc.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout TrendStar Small Cap Fund, Russell 2000 Growth® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000 Growth® Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Lipper Small-Cap Growth Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.
Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (unaudited)

Scout TrendStar Small Cap Fund (TRESX)
as of June 30, 2011

				Since
	1 Year	3 Years2	5 Years2	Inception1, 2
Scout TrendStar Small Cap Fund	34.25%	7.52%	0.04%	3.70%
Russell 2000 Growth® Index3	43.50%	8.35%	5.79%	7.46%
Lipper Small-Cap Growth Funds Index3	41.91%	7.60%	4.77%	6.20%

1	Inception – October 31, 2003.
2	Performance information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.
3	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance  is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 2.51% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross expense ratio of 2.27%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout TrendStar Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2012 so that actual total annual fund operating expenses of the Scout TrendStar Small Cap Fund do not exceed 1.30%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (unaudited)

Scout TrendStar Small Cap Fund (TRESX)

		Income &		Cumulative7
	Net	Short-Term6	Long-Term6	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/064	$12.03	$0.42	$0.74	$13.57
12/31/074.	9.64	0.42	1.48	13.08
12/31/084	5.78	—	—	9.22
12/31/094	7.44	—	—	10.88
12/31/10	9.21	—	—	12.65
6/30/115	9.72	—	—	13.16

4	Information through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

5	Six months only. Distributions typically occur in June and/or December.

6	Represents distributions for the respective 12-month or 6-month period ended.

7	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (unaudited)

Scout TrendStar Small Cap Fund (TRESX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (unaudited)

Scout TrendStar Small Cap Fund (TRESX)

	Market	Percent
	Value (000’s)	of Total
IXYS Corp.	$457	3.8%
Forward Air Corp.	393	3.2%
National Instruments Corp.	393	3.2%
Amsurg Corp.	384	3.2%
General Cable Corp.	370	3.1%
Acuity Brands, Inc.	346	2.9%
Unit Corp.	335	2.8%
AMERIGROUP Corp.	327	2.7%
Jos. A Bank Clothiers, Inc.	315	2.6%
Catalyst Health Solutions, Inc.	313	2.6%
Top Ten Equity Holdings Total	$3,633	30.1%

Based on total net assets as of June 30, 2011. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

TRENDSTAR SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 99.6%
CONSUMER DISCRETIONARY — 11.8%
American Public Education, Inc.*	2,900	$129,079
Callaway Golf Co.	18,700	116,314
Chico’s FAS, Inc.	14,700	223,881
Cracker Barrel Old Country Store, Inc.	3,900	192,309
Jos. A Bank Clothiers, Inc .*	6,300	315,063
Penn National Gaming, Inc.*	4,700	189,598
Steiner Leisure Ltd.*	5,800	264,944
		1,431,188
ENERGY — 4.4%
Swift Energy Co.*	5,300	197,531
Unit Corp.*	5,500	335,115
		532,646
FINANCIALS — 9.7%
Capitol Federal Financial, Inc.	500	5,880
Cohen & Steers, Inc.	7,800	258,570
Federated Investors, Inc. — Class B	12,000	286,080
Janus Capital Group, Inc.	13,300	125,552
Mid-America Apartment Communities, Inc. REIT	1,700	114,699
National Health Investors, Inc. REIT	2,300	102,189
Waddell & Reed Financial, Inc. — Class A	7,800	283,530
		1,176,500
HEALTH CARE — 22.0%
Amedisys, Inc.*	3,200	85,216
AMERIGROUP Corp.*	4,639	326,910
Amsurg Corp.*	14,715	384,503
Bio-Reference Labs, Inc.*	9,332	195,039
Catalyst Health Solutions, Inc.*	5,600	312,592
Centene Corp.*	8,700	309,111
Gentiva Health Services, Inc.*	9,249	192,657
ICU Medical, Inc.*	6,532	285,448
Magellan Health Services, Inc.*	2,700	147,798
Team Health Holdings, Inc.*	6,700	150,817
Zoll Medical Corp.*	4,800	271,968
		2,662,059
INDUSTRIALS — 12.8%
Acuity Brands, Inc.	6,200	345,836
Forward Air Corp.	11,632	393,046
General Cable Corp.*	8,700	370,446
Insituform Technologies, Inc. — Class A*	4,800	100,656
Orbital Sciences Corp.*	8,980	151,313
Shaw Group, Inc.*	6,000	181,260
		1,542,557

INFORMATION TECHNOLOGY — 35.8%
Akamai Technologies, Inc.*	4,800	151,056
Black Box Corp.	8,921	278,960
Cabot Microelectronics Corp.*	2,700	125,469
CACI International, Inc. — Class A*	4,300	271,244
Cree, Inc.*	7,850	263,681
Cymer, Inc.*	3,700	183,187
Daktronics, Inc.	28,600	308,594
Diodes, Inc.*	10,700	279,270
FARO Technologies, Inc.*	6,500	284,700
IXYS Corp.*	30,520	457,190
Jack Henry & Associates, Inc.	8,200	246,082
Microsemi Corp.*	9,600	196,800
National Instruments Corp.	13,228	392,739
Pegasystems, Inc.	1,800	83,790
Quest Software, Inc.*	7,400	168,202
SciQuest, Inc.*	4,040	69,044
SPS Commerce, Inc.*	2,750	48,922
TIBCO Software, Inc.*	2,700	78,354
Veeco Instruments, Inc.*	5,400	261,414
Websense, Inc.*	6,800	176,596
		4,325,294
MATERIALS — 3.1%
Balchem Corp.	5,900	258,302
Stepan Co.	1,700	120,530
		378,832
TOTAL COMMON STOCKS
(Cost $8,998,799) — 99.6%		12,049,076

TOTAL INVESTMENTS
(Cost $8,998,799) — 99.6%		12,049,076

Other assets less liabilities — 0.4%		46,249

TOTAL NET ASSETS — 100.0%
(equivalent to $9.72 per share; unlimited shares of $1.00 par value capital shares authorized; 1,244,767 shares outstanding)		$12,095,325
REIT — Real Estate Investment Trust
*Non-income producing security.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

The year ending June 30, 2011, was a positive period for international equities — albeit volatile as measured by the MSCI EAFE Index – U.S. Dollars (net), which rose by 30.36%. Stocks followed a somewhat zigzaging path, often rising and falling on the changing fortunes of European countries widely known as the PIIGS (Portugal, Ireland, Italy, Greece, and Spain). The Scout International Fund had a strong fiscal year, turning in a 32.00% return, outpacing the MSCI EAFE Index – U.S. Dollars (net) by 1.64%.

Stocks were lifted by a number of positive factors over the last 12 months. Companies around the world continued to report solid profits. Economic growth, as measured by GDP, was not stellar but was generally positive throughout the period. Major central banks (i.e., those of U.S., Europe and Japan) remained accommodative, showing little or no signs of monetary policy tightening in the coming months. Yield curves around the world remained steep through most of the year, forecasting a positive environment for equities. Continuing low interest rates in much of the developed world may have encouraged investors to favor stocks over bonds in seeking returns. Towards the end of the fiscal year, important commodity prices such as copper and oil softened, giving a boost to manufacturers and consumers.

Equity markets moved forward despite a sea of troubles that threatened to sink the rally. A major theme that recurred throughout the year was the trouble facing the overly indebted PIIGS. Occasionally, Ireland’s economic woes vexed the market, but it was Greece that held center stage as various bailout packages were proposed, discussed and finally passed. Markets weakened as each of these countries’ troubles hit the headlines; when they faded, markets tended to recover smartly.

Japan suffered two major catastrophes in 2011. First, an earthquake and tsunami inflicted horrific death and disaster on much of the Eastern part of the country. Then, the country was afflicted by one of the worst nuclear accidents in history. Not only was the Japanese economy impaired by the resulting damage, but major industries around the world found that Japan’s interrupted supply chain left many of them short of critical components needed to make automobiles, electronic equipment and a variety of other products.

Civil eruptions in the Middle East and Africa caused nervousness in the markets. Fears of inflation emerged from time to time as commodity, food and gold prices flared up. The North Korean government enjoyed a few minutes of fame when they shelled an island off the coast of South Korea. Fears of a war breaking out were quickly dispelled as markets hiccupped briefly and then continued to rise.

Financial stocks were the biggest sector contributors to the Fund’s relative outperformance of its benchmark index over the last twelve months. Insurers such as Prudential PLC, Sampo Oyj and AXA S.A. all turned in strong returns for the year. Industrial companies also turned in a strong year.Komatsu Ltd , a Japanese heavy equipment manufacturer, rose 72%. SKF A.B., a major Swedish maker of ball bearings for a wide variety of applications, gained more than 62%.

Top performing individual stocks included BMW, which benefitted from a strong recovery in automobile demand, and SQM, which benefitted indirectly from strong increases in worldwide food prices.

The weakest performing sectors for the Fund were Energy and Materials. The Brazilian petroleum producer Petroleo Brasileiro S.A. returned a scant 2% for the year. POSCO, a Korean steel maker, also underperformed, turning in a meager 8% gain for the year. POSCO was removed from the portfolio during the year. The worst individual performer was Research in Motion Ltd., the Canadian maker of the once ubiquitous Blackberry. The company has been by-passed by competition and removed from the portfolio. Cash drag also had a negative influence on returns during the year.

The country making the greatest contribution to relative performance was Japan. Once again being underweight in Japan provided a major boost to returns. Giving a further boost to relative performance was the strong showing of the Japanese securities held in the Fund, which outperformed the benchmark index’s allocation. The Fund’s emphasis on international, export-oriented Japanese companies proved successful. Canada was the weakest contributor to relative performance as returns suffered from poor-performing materials and energy stocks.

Fund management remains cautiously optimistic about international equity markets. Numerous clouds hang over the markets. Sovereign debt issues in the PIIGS countries and the U.S. are likely to persist. An economic slowdown in China could have serious effects on the rest of the world, and continued restrictive actions by central banks in emerging and other markets could induce economic slowdown. On the positive side, the most recent earnings season reveals that corporate profits are still robust. Economies may be slowing, but they are still reporting GDP growth. The major central banks still remain accommodative. As Fund management looks forward, we reaffirm our commitment to careful, prudent, management.*

As always, we appreciate your continued investment in the Fund and confidence in the management team.

James L. Moffett, CFA
Gary N. Anderson, CFA
Michael P. Fogarty, CFA, CPA
Scout Investments, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by  the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2011

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index-U.S. Dollars and Lipper International Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) index is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Funds Index invests assets in securities with primary trading markets outside the United States.

COUNTRY DIVERSIFICATION* (Unaudited)

Based on total common stocks as of June 30, 2011. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by  the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Fund (UMBWX)
as of June 30, 2011

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	32.00%	1.97%	6.01%	7.97%
MSCI EAFE Index-U.S. Dollars (net)1	30.36%	-1.77%	1.48%	5.66%
Lipper International Funds Index1	29.25%	-0.38%	2.94%	6.48%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross/net expense ratio for the Fund was 0.97% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross/net expense ratio of 0.94%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Fund (UMBWX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$32.66	$0.33	$1.30	$38.44
12/31/07	37.38	0.65	0.41	44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
6/30/112	33.70	0.17	—	43.02

2	Six months only. Distributions typically occur in June and/or December.

3	Represents distributions for the respective 12-month or 6-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout International Fund (UMBWX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout International Fund (UMBWX)

	Market	Percent
	Value (000’s)	of Total
Toronto-Dominion Bank	$156,467	1.9%
Fanuc Ltd.	148,301	1.8%
Komatsu Ltd.	144,934	1.7%
Sampo Oyj — A Shares	141,657	1.7%
United Overseas Bank Ltd.	138,340	1.6%
Cia de Bebidas das Americas	129,534	1.5%
LVMH Moet Hennessy Louis Vuitton S.A.	125,155	1.5%
BHP Billiton Ltd.	123,602	1.5%
ABB Ltd.	120,804	1.4%
Siemens A.G.	119,949	1.4%
Top Ten Equity Holdings Total	$1,348,743	16.0%

Based on total net assets as of June 30, 2011. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above .

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 95.8%
AUSTRALIA — 5.1%
Australia & New Zealand Banking Group Ltd.1	4,713,543	$111,710,969
BHP Billiton Ltd.1	1,306,156	123,601,543
CSL Ltd.	2,220,876	78,748,724
Woodside Petroleum Ltd.1	1,577,382	70,177,725
Woolworths Ltd.	1,397,611	41,597,350
		425,836,311
AUSTRIA — 1.9%
Erste Group Bank A.G.1	4,016,492	105,593,574
Verbund A.G.	1,143,666	49,754,894
		155,348,468
BRAZIL — 3.5%
Cia de Bebidas das Americas1	3,840,315	129,533,825
Empresa Brasileira de Aeronautica S.A.1	1,291,420	39,749,908
Petroleo Brasileiro S.A.1	1,453,707	49,222,519
Vale S.A.1	2,462,338	78,671,699
		297,177,951
CANADA — 9.5%
Barrick Gold Corp.	1,766,522	80,005,781
BCE, Inc.	1,068,481	41,980,619
Canadian Natural Resources Ltd.	1,823,692	76,339,747
Enbridge, Inc.	3,118,472	101,225,601
Enbridge, Inc.	343,456	11,167,795
Imperial Oil Ltd.	1,526,555	71,122,198
Magna International, Inc.	1,077,370	58,221,075
Research In Motion Ltd.*	775,229	22,365,357
Royal Bank of Canada	1,936,014	110,410,878
Teck Resources Ltd.	1,390,531	70,555,543
Toronto-Dominion Bank	1,842,959	156,467,219
		799,861,813
CHILE — 0.9%
Sociedad Quimica y Minera de Chile S.A.1	1,220,123	78,966,361

DENMARK — 0.3%
Novo Nordisk A/S1	215,530	27,001,598

FINLAND — 1.7%
Sampo Oyj — A Shares	4,386,354	141,657,391

FRANCE — 5.4%
Air Liquide S.A.1	2,610,316	75,098,791
AXA S.A.1	4,372,555	99,606,803
Dassault Systemes S.A.	1,110,904	94,581,011
Groupe Danone	785,275	58,589,865
LVMH Moet Hennessy Louis Vuitton S.A.	695,442	125,154,953
		453,031,423
GERMANY — 11.7%
Adidas A.G.1	2,609,275	104,031,794
Allianz S.E.1	7,710,170	108,096,584
BASF S.E.1	1,004,131	98,465,086
Bayer A.G.1	1,011,000	81,446,160
Bayerische Motoren Werke A.G.1	1,810,683	59,843,073
Fresenius Medical Care A.G. & Co .KGaA 1	1,235,440	92,287,368
Henkel A.G. & Co. KGaA 1	1,306,281	90,877,969
Muenchener Rueckversicherungs A.G.1	7,118,196	109,121,945
SAP A.G.1	1,319,880	80,050,722
Siemens A.G.1	872,163	119,948,577
Volkswagen A.G.	208,405	43,021,044
		987,190,322
GREECE — 1.2%
Coca Cola Hellenic Bottling Co., S.A.*	3,741,541	100,486,295

HONG KONG — 0.7%
CLP Holdings Ltd.1	6,245,160	55,644,376

HUNGARY — 0.9%
MOL Hungarian Oil and Gas NyRt.*1	1,380,576	79,156,015

INDIA — 1.2%
Infosys Technologies Ltd.1	1,560,948	101,820,638

IRELAND — 0.8%
Ryanair Holdings PLC1	2,154,266	63,206,164

ISRAEL — 1.4%
Israel Chemicals Ltd.1	3,284,694	52,949,267
Teva Pharmaceutical Industries Ltd.1	1,364,662	65,804,002
		118,753,269
ITALY — 2.1%
Luxottica Group S.p.A.1	2,374,109	76,208,899
Saipem S.p.A.	1,999,089	103,204,223
		179,413,122
JAPAN — 12.0%
Canon, Inc.1	2,047,320	97,431,959
Fanuc Ltd.	892,301	148,301,191
Honda Motor Co., Ltd.1	2,352,640	90,835,430
Japan Tobacco, Inc.	16,595	63,799,174
Komatsu Ltd.1	4,615,717	144,933,514
Kubota Corp.1	1,684,619	74,999,238
Kyocera Corp.1	708,235	72,537,429
Nidec Corp.1	4,071,578	95,112,062
Nitto Denko Corp.	1,741,389	87,929,275
NTT DoCoMo, Inc.1	2,542,573	45,537,482
Terumo Corp.	1,670,572	89,956,271
		1,011,373,025

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

INTERNATIONAL FUND (Continued)

	Shares	Value

LUXEMBOURG — 0.7%
Millicom International Cellular S.A.	568,406	$59,310,055

MEXICO — 2.1%
Grupo Televisa S.A.1	3,931,062	96,704,125
Wal-Mart de Mexico S.A.B. de C.V.1	2,725,509	81,138,403
		177,842,528
NETHERLANDS — 0.5%
Koninklijke Ahold N.V.1	3,250,508	43,621,817

SINGAPORE — 1.6%
United Overseas Bank Ltd.1	4,272,392	138,340,053

SOUTH AFRICA — 1.1%
FirstRand Ltd.	14,326,210	42,056,149
Naspers Ltd.1	940,957	53,258,166
		95,314,315
SOUTH KOREA — 0.8%
Hyundai Motor Co.	310,344	68,891,049

SPAIN — 2.8%
Banco Bilbao Vizcaya Argentaria S.A.1	107,214	1,258,692
Banco Bilbao Vizcaya Argentaria S.A.	6,231,071	73,101,547
Inditex S.A.	1,312,834	119,635,849
Telefonica S.A.1	1,719,009	42,098,530
		236,094,618
SWEDEN — 5.5%
Hennes & Mauritz A.B. — B Shares	2,910,324	100,351,240
Sandvik A.B.1	5,803,962	101,801,494
SKF A.B.1	4,048,642	117,046,240
Svenska Cellulosa A.B. — B Shares	3,215,836	45,274,489
Telefonaktiebolaget LM Ericsson1	6,787,974	97,611,066
		462,084,529
SWITZERLAND — 5.8%
ABB Ltd.* 1	4,655,277	120,804,438
Adecco S.A.1	2,385,253	76,566,621
Givaudan S.A.*	66,031	69,859,738
Nestle S.A.1	1,371,936	85,581,368
Novartis A.G.1	1,006,334	61,497,071
Syngenta A.G.	1,140,844	77,075,420
		491,384,656
TAIWAN — 1.6%
HON HAI Precision Industry Co., Ltd.	12,101,048	41,497,492
Taiwan Semiconductor Manufacturing Co., Ltd.1	7,311,998	92,204,295
		133,701,787
UNITED KINGDOM — 10.0%
Barclays PLC1	5,033,934	82,707,536
BG Group PLC1	995,786	113,768,550
British American Tobacco PLC1	932,256	82,038,528
GlaxoSmithKline PLC1	1,026,260	44,026,554
HSBC Holdings PLC1	2,024,291	100,445,319
Prudential PLC1	4,937,994	114,215,801
Reckitt Benckiser Group PLC	1,118,327	61,743,382
Royal Dutch Shell PLC1	937,021	67,231,257
SABMiller PLC1	1,113,952	41,216,224
Standard Chartered PLC	2,098,176	55,159,329
Vodafone Group PLC1	3,111,972	83,151,892
		845,704,372
UNITED STATES — 3.0%
Aflac, Inc.	2,337,199	109,100,449
Mettler-Toledo International, Inc.*	589,780	99,478,193
NII Holdings, Inc.*	1,003,236	42,517,142
		251,095,784
TOTAL COMMON STOCKS
(Cost $6,113,856,448) — 95.8%		8,079,310,105

SHORT-TERM INVESTMENTS — 4.0%
MONEY MARKET FUNDS
Fidelity Institutional Government
Portfolio, 0.010%	160,000,000	160,000,000
Fidelity Institutional Prime
Money Market Portfolio, 0.076%	180,000,000	180,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $340,000,000) — 4.0%		340,000,000

TOTAL INVESTMENTS
(Cost $6,453,856,448) — 99.8%		8,419,310,105

Other assets less liabilities — 0.2%		20,932,095

TOTAL NET ASSETS — 100.0%
(equivalent to $33.70 per share;
unlimited shares of $1.00 par value
capital shares authorized;
250,478,999 shares outstanding)		$8,440,242,200

PLC — Public Limited Company
*	Non-income producing security.
1	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

The fiscal year ending June 30, 2011, was a tale of two halves. During the first half of the period, the MSCI EAFE SMID Index – U.S. Dollars (net) gained almost 30%, climbing 8.5% in December alone. After a raucous holiday season, however, the market staggered from New Years’ Day through the end of June as the MSCI EAFE SMID Index – U.S. Dollars (net) only added slightly more than 4%. The relatively muted performance of the MSCI EAFE SMID Index – U.S. Dollars (net) through the first six months of 2011 can largely be attributed to heightened geopolitical risks, primarily Europe’s debt problems and unrest in the Middle East, as well as the Japanese earthquake and tsunami.

The Scout International Discovery Fund returned 32.91% for the twelve months ending June 30, 2011, while the MSCI EAFE SMID Index – U.S. Dollars (net) climbed 34.12%. Much of that relative underperformance for the Fund came in December as small cap international stocks surged.

Europe’s debt problems largely took a break from the headlines during the latter half of 2010, but came back to churn markets during the first six months of 2011. The pain in Europe was felt most acutely by many of the region’s banks, which are large holders of debt issued by Greece and other struggling European countries. As a result, the Fund’s underweight position in European financials was a positive contribution to relative performance.

The Fund’s European Financials sector holdings also benefited from solid issue selection, as the financial stocks in the portfolio outpaced the sector. Swiss Life Holding A.G. and Sampo Oyj, Scandinavia’s largest non-life insurers, returned almost 74% and 60%, respectively. The former benefited tremendously from the Swiss Franc’s appreciation, which generated almost half of the security’s total U.S. dollar-denominated return. Sampo enjoyed solid earnings and strong insurance premiums during the year. St. James’s Place PLC, a wealth management firm in the U.K., returned 49% since it was added to the portfolio in December. Forthcoming changes to British financial services regulations should play to the firm’s strengths.

Events on the other side of the world also helped the Funds outperformance in the Financials sector. After a strong rally at the beginning of 2011, Japan’s bank stocks dove sharply after the March 11 earthquake. The Topix Banks Index, for example, fell almost 20% in the days following the disaster. At the end of June, the index was still down almost 15% from pre-earthquake levels and almost 5% from June 30, 2010. The country’s major market indices, however, ended June with positive one-year returns. The Fund’s zero-weighting in Japanese Financials stocks boosted relative returns for the year.

On a country level, Japan was the largest contributor to the Fund’s relative performance. The Fund’s average weighting in Japanese stocks during the last fiscal year was roughly 60% of the benchmark’s average weight. Japanese stocks in the MSCI EAFE SMID Index – U.S. Dollars (net) returned slightly less than 16% during the fiscal year, which was less than half the overall benchmark return.

After Japan, Germany was the biggest contributor to relative performance. While the debt-laden nations around Europe’s periphery got a lot of attention, Germany and a handful of other countries in the region posted strong numbers. The Fund was considerably overweight in Germany during the year, adding materially to the portfolio’s relative performance. Within Germany, Tognum A.G., a diesel-engine maker acquired in June by Rolls Royce and Daimler, was the standout performer, returning almost 71% during the time period.

Markets in Sweden, Norway and the United Kingdom also generated benchmark-beating returns. The Fund, however, was underweight those outperforming countries, detracting from the Fund’s relative performance. Markets in Sweden and Norway benefited from those countries’ strong economies. British stocks, on the other hand, returned more than 38% last fiscal year, even as that country’s economy struggled and consumer confidence sagged. Issue selection also hurt the Fund’s relative performance within the U.K. Mothercare PLC, a British retailer focused on maternity and baby care products, was the biggest detractor, dropping more than 30% since the Fund acquired shares of the company.

On a sector level, the Energy and Information Technology sectors were the biggest contributors to relative performance after the previously mentioned Financials sector. The Fund’s overweight position in the Energy sector hurt slightly during the year. Stock selection, however, more than made up for the deficit. Tourmaline Oil Corp., a Canadian natural-gas company added to the portfolio in early 2011, performed very well through the end of June. TonenGeneral Seikyu KK, a Japanese oil refiner, was added to the Fund shortly after the earthquake and has contributed positively to the Fund’s Energy sector holdings.

The Fund benefited from an overweight position in the Information Technology sector, as well as issue selection in the sector. Wirecard A.G., a German electronic-payments processor, returned more than 72% during the time period and led the contribution from the sector. Wirecard’s performance alone more than made up for the Fund’s other holdings in the Information Technology sector that failed to perform as expected.

SCOUT FUNDS ANNUAL REPORT

Industrials and Consumer Staples were the worst performing sectors for the Fund. Industrials trailed because of issue selection. The biggest hit to relative performance came from Ryanair Holdings PLC, one of the Fund’s largest holdings. Slowing growth at the Irish budget airline resulted in a 15% return for its shares during the year, significantly trailing the benchmark. In Consumer Staples, the Fund lost ground relative to the MSCI EAFE SMID Index – U.S. Dollars (net) in both allocation and selection effect. Pigeon Corp., a Japanese baby-products firm, and Colruyt S.A., a Belgian supermarket chain, were the biggest detractors from relative performance in the sector. Disappointing sales in China hurt Pigeon’s shares, while Colruyt was unable to pass higher costs on to its customers.

In our view, the rest of 2011 will be defined by many of the same issues that have impacted the market over the past two years, particularly the ongoing debt crisis in Europe. Developing countries’ attempts to combat inflation will also be an issue to watch in the coming months and may lead to global market turmoil.*

Thank you for your continued support of the Scout Funds and the Scout International Discovery Fund.

Michael D. Stack, CFA
Mark G. Weber, CFA
Scout Investments, Inc.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index-U.S. Dollars and Lipper International Small/Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East Small/Mid-Cap Core Fund Index (MSCI EAFE SMID) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Small/Mid-Cap Core Funds Index invests in Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th largest.

COUNTRY DIVERSIFICATION* (Unaudited)

Based on total common stocks as of June 30, 2011. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2011

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Discovery Fund (UMBDX)
as of June 30, 2011

			Since
	1 Year	3 Years	Inception1
Scout International Discovery Fund	32.91%	2.74%	1.73%
MSCI EAFE SMID Index-U.S. Dollars (net) 2	34.12%	1.12%	-2.13%
Lipper International Small/Mid-Cap Core Funds Index2	39.24%	5.29%	1.91%

1	Inception – December 31, 2007.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 1.97% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross expense ratio of 1.68%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2012 so that actual total annual fund operating expenses of the Scout International Discovery Fund does not exceed 1.60%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Discovery Fund (UMBDX)

		Income &		Cumulative5
	Net	Short-Term4	Long-Term4	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57
12/31/10	9.70	0.03	—	9.94
6/30/113	10.25	0.03	—	10.52

3	Six months only. Distributions typically occur in June and/or December.

4	Represents distributions for the respective 12-month or 6-month period ended.

5	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout International Discovery Fund (UMBDX)

Based on total investments as of June 30, 2011. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout International Discovery Fund (UMBDX)

	Market	Percent
	Value (000’s)	of Total
Wirecard A.G.	$921	2.3%
Rational A.G.	843	2.1%
Toshiba Machine Co., Ltd.	815	2.0%
Gemalto N.V.	813	2.0%
Banco Santander Chile	765	1.9%
Home Capital Group, Inc.	751	1.8%
SMC Corp.	744	1.8%
Ryanair Holdings PLC	739	1.8%
Informa PLC	694	1.7%
Metall Zug A.G.	690	1.7%
Top Ten Equity Holdings Total	$7,775	19.1%

Based on total net assets as of June 30, 2011. Subject to change.
PLC — Public Limited Company

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

INTERNATIONAL DISCOVERY FUND

	Shares	Value

COMMON STOCKS — 96.2%
AUSTRALIA — 5.2%
Ansell Ltd.	21,080	$320,148
Incitec Pivot Ltd.	92,000	380,883
IOOF Holdings Ltd.	57,000	403,492
Medusa Mining Ltd.	55,315	390,971
Mount Gibson Iron Ltd.*	319,000	629,542
		2,125,036
AUSTRIA — 0.5%
Wienerberger A.G.	11,000	202,587

BELGIUM — 1.6%
Colruyt S.A.	7,000	350,213
EVS Broadcast Equipment S.A.	4,500	304,620
		654,833
BRAZIL — 1.2%
Empresa Brasileira de Aeronautica S.A.1	15,080	464,162

CANADA — 5.4%
Agnico-Eagle Mines Ltd.	3,190	201,385
Canadian Pacific Railway Ltd.	6,720	418,791
Grande Cache Coal Corp.*	36,000	328,104
Home Capital Group, Inc.	14,000	751,205
Tourmaline Oil Corp.*	15,000	498,315
		2,197,800
CHILE — 2.9%
Banco Santander Chile1	8,150	764,551
Vina Concha y Toro S.A.1	8,000	418,720
		1,183,271
COLOMBIA — 0.8%
Petrominerales Ltd.	10,500	308,212

FINLAND — 1.5%
Sampo Oyj — A Shares	19,000	613,605

FRANCE — 7.7%
Bureau Veritas S.A.	7,800	658,766
Cie Generale d’Optique Essilor International S.A.	4,465	362,144
Dassault Systemes S.A.1	6,060	518,736
Neopost S.A.	7,600	652,896
SEB S.A.	6,300	660,076
Technip S.A.1	10,200	273,870
		3,126,488
GERMANY — 9.9%
Adidas A.G.1	13,450	536,251
Fresenius S.E. & Co .KGaA	1,900	198,326
Fuchs Petrolub A.G.	10,800	560,063
Morphosys A.G.*	13,500	399,178
Pfeiffer Vacuum Technology A.G.	4,415	553,620
Rational A.G.	3,200	843,412
Wirecard A.G.	51,500	920,470
		4,011,320
GREECE — 0.6%
Coca Cola Hellenic Bottling Co., S.A.*1	9,700	259,572

HONG KONG — 1.1%
Wing Hang Bank Ltd.1	20,000	437,000

HUNGARY — 0.4%
MOL Hungarian Oil and Gas NyRt.*1	3,080	176,593

IRELAND — 3.5%
Ryanair Holdings PLC1	25,200	739,368
Willis Group Holdings Ltd.	16,790	690,237
		1,429,605
ISRAEL — 1.0%
Osem Investments Ltd.	25,000	407,187

ITALY — 3.6%
Davide Campari-Milano S.p.A.	20,000	164,448
Finmeccanica S.p.A.	24,030	290,801
Luxottica Group S.p.A.1	15,630	501,723
MARR S.p.A.	40,000	515,096
		1,472,068
JAPAN — 12.7%
Aichi Corp.	47,000	234,694
Amada Co., Ltd.	59,000	451,450
Asahi Breweries Ltd.	17,490	350,865
Kansai Paint Co., Ltd.	40,000	363,207
Nidec Corp.1	18,200	425,152
Pigeon Corp.	10,500	344,326
SMC Corp.	4,150	744,376
Sysmex Corp.	11,820	443,406
Taiyo Nippon Sanso Corp.	13,290	105,488
TonenGeneral Sekiyu KK	32,000	392,721
Toshiba Machine Co., Ltd.	150,100	814,778
Yamada Denki Co., Ltd.	5,918	480,027
		5,150,490
LUXEMBOURG — 0.6%
Millicom International Cellular S.A.	2,445	255,122

NETHERLANDS — 4.4%
Gemalto N.V.	17,000	812,922
Koninklijke Vopak N.V.	12,760	625,251
Randstad Holding N.V.	7,440	343,905
		1,782,078
PHILIPPINES — 0.4%
Manila Water Co., Inc.	385,100	165,646

PORTUGAL — 0.5%
Galp Energia SGPS S.A.	9,000	214,696

(Continued on next page)

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

INTERNATIONAL DISCOVERY FUND (Continued)

	Shares	Value

SINGAPORE — 1.7%
Flextronics International Ltd.*	54,975	$352,940
United Overseas Bank Ltd.1	10,000	323,800
		676,740
SOUTH KOREA — 2.8%
Hyundai Steel Co.	2,710	328,708
LG Household & Health Care Ltd.	1,020	438,515
Yuhan Corp.	2,900	366,693
		1,133,916
SWITZERLAND — 10.8%
Acino Holding A.G.*	2,975	294,050
Givaudan S.A.*	485	513,122
Lindt & Spruengli A.G.	12	437,395
Metall Zug A.G.	150	690,455
Schindler Holding A.G.	5,250	638,180
Swiss Life Holding A.G.*	2,975	487,960
Tecan Group A.G.*	2,850	238,475
Temenos Group A.G.*	18,500	569,908
Vetropack Holding A.G.	251	534,392
		4,403,937
TAIWAN — 1.9%
Siliconware Precision Industries Co.1	27,285	169,713
Taiwan Hon Chuan Enterprise Co., Ltd.	195,000	586,558
		756,271
UNITED KINGDOM — 11.5%
AMEC PLC	24,280	423,975
Amlin PLC	78,000	508,383
Capita Group PLC	41,500	476,564
Informa PLC	100,000	693,502
Intercontinental Hotels Group PLC1	27,000	558,090
Mothercare PLC	80,000	511,018
Premier Oil PLC*	77,500	555,499
Sage Group PLC1	24,295	449,943
St. James’s Place PLC	87,000	474,746
		4,651,720
UNITED STATES — 2.0%
Mettler-Toledo International, Inc.*	2,810	473,963
NII Holdings, Inc.*	8,350	353,873
		827,836
TOTAL COMMON STOCKS
(Cost $31,799,599) — 96.2%		39,087,791

TOTAL INVESTMENTS
(Cost $31,799,599) — 96.2%		39,087,791

Other assets less liabilities — 3.8%		1,530,702

TOTAL NET ASSETS — 100.0%
(equivalent to $10.25 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,964,617 shares outstanding)		$40,618,493

PLC — Public Limited Company
*	Non-income producing security.
1	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

In an effort to kick start a sluggish economy, the U.S. government focused on fiscal and monetary stimulus, but to no avail. Initially the stimulus bill signed into law early in 2009 attempted to flood the economy with public sector spending, but the levered consumer could not pick up the spending baton from the government. The result was disappointing GDP growth while government deficits ballooned.

When the fiscal stimulus proved insufficient, a much anticipated second round of quantitative easing (QE2) was launched in November of 2010. The Federal Reserve’s program QE2 was immediately met with sharp criticism from politicians concerned about the longer-term consequences of this unprecedented action. QE2 was also criticized by foreign countries, particularly China and Germany, who viewed the action as currency manipulation designed to drive the U.S. dollar lower. The QE2 program distorted the yield curve, hurt the U.S. dollar and boosted risk assets prices, but did little to drive an economic recovery.

Republican gains in the U.S mid-term elections quickly affected fiscal and economic policy. President Obama was pressured to compromise on extending the Bush-era tax cuts as Republicans leveraged their election gains to push this top-priority agenda item. This led to confrontations over a government shutdown in April as well as the forthcoming debate over raising the debt ceiling. This also put a spotlight on the broader issue of how to deal with the overwhelming national debt load.

European debt problems periodically captured the market’s attention. The concerns that started in Greece spread to Ireland and Portugal, eventually producing EU and International Monetary Fund bailouts for these countries. While these bailouts temporarily calmed markets, they failed to solve the fundamental issue that these governments are over-levered. The ultimate solutions will likely be extremely painful for their citizens. Riots in Greece, resulting from the passage of austerity plans in parliament, demonstrate the anger these measures can generate among the affected people. Other global events away from Europe, such as the widespread protests and coups labeled the “Arab Spring” and the devastating earthquake in Japan, further moderated the investing outlook.

Scout Core Bond Fund performance Review and Outlook

During the past 12 months, two areas drove the Scout Core Bond Fund’s outperformance. The first and most significant contributor to performance was duration and yield curve positioning. Second, an overweight position and superior security selection in the investment grade credit sector added to performance. Our focus on the financials in the investment grade credit sector was a significant benefit for the Fund. Minor detractors from performance were underweight positions in the outperforming government related, corporate mortgage-backed securities and mortgage-backed securities (MBS) sectors.

World events have left the investing landscape in an uncertain situation, although this was not reflected in the pricing of risk assets leading up to June 30, 2011. In addition, real interest rates, particularly on the short end of the yield curve, are at very low historic levels. Faced with this investing environment, a low risk profile and a bias to a shorter duration positioning seem appropriate. During the last few months we have increased our weight in agency-backed MBS, moving to an overweight position, in a tactical move as we believe MBS have become more attractive than Treasuries. We currently have approximately a quarter of the Fund invested in the corporate sector with a focus on financial issuers. The Fund is underweight in Treasuries to make room for the MBS and corporate positions.*

Mark M. Egan, CFA
Thomas M. Fink, CFA
Todd Thompson, CFA
Steven T. Vincent, CFA
Scout Investments, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Credit default swaps and related instruments are subject to liquidity and credit risks. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2011

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays Capital U.S. Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of mutual funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

TAXABLE YIELD CURVES (Unaudited)

Source: Bloomberg, L.P.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Core Bond Fund (SCCIX)
as of June 30, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	4.54%	9.50%	8.54%	6.50%
Barclays Capital U.S. Aggregate Bond Index1	3.90%	6.46%	6.52%	5.74%
Lipper Intermediate Investment Grade Debt Funds Index1	5.63%	7.21%	6.23%	5.51%

Scout Core Bond Fund (SCCYX)
as of June 30, 2011
Since
Inception (2)
Scout Core Bond Fund – Class Y	1.33%
Barclays Capital U.S. Aggregate Bond Index 1	1.65%
Lipper Intermediate Investment Grade Debt Funds Index1	1.14%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

2	Inception – April 21, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective as of the close of business on April 21, 2011 the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2010, the gross expense ratio for the Institutional Class was 0.72% (as disclosed in the most recent Prospectus) compared to the June 30, 2011 gross expense ratio of 0.64%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through April 21, 2013 so that actual total annual fund operating expenses before taking into account any Rule 12b-1 or shareholder servicing fees of the Scout Core Bond Fund does not exceed 0.40%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION* (Unaudited)

Scout Core Bond Fund (SCCIX & SCCYX)

Based on total investments as of June 30, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Core Bond Fund – Institutional Class (SCCIX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$10.18	$0.48	$—	$13.00
12/31/07	10.47	0.48	—	13.77
12/31/08	9.27	0.55	—	13.12
12/31/09	11.13	0.67	—	15.65
12/31/10	11.62	0.34	—	16.48
6/30/112	11.31	0.14	—	16.31

Scout Core Bond Fund – Class Y (SCCYX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
4/21/11	$11.19	$—	$—	$11.19
6/30/112	11.30	0.04	—	11.34

2	Six months only. Distributions typically occur in June and/or December.

3	Represents distributions for the respective 12-month or 6-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,  its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

CORE BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 9.3%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.057%, 01/15/161, 2	$1,775,000	$1,782,705
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A3,
5.680%, 12/12/121	41,656	41,692
Series 2008-AF, Class A4,
6.960%, 10/14/141	850,000	892,619
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/161	1,046,917	1,059,799
Ford Credit Auto Owner Trust
Series 2009-A, Class A3B,
2.687%, 05/15/131, 2	815,283	820,724
Series 2009-D, Class A3,
2.170%, 10/15/131	709,514	715,828
GE Capital Credit Card Master Note Trust
Series 2009-3, Class A,
2.540%, 09/15/141	1,190,000	1,194,934
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/141, 3	910,000	950,895
Series 2011-1A, Class A1,
2.200%, 03/25/161, 3	1,705,000	1,696,475
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/131	1,659,433	1,671,508
Keystone Owner Trust
Series 1998-P1, Class M1,
7.530%, 05/25/251, 3	10,893	10,780
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/381	121,648	118,771
NCUA Guaranteed Notes
Series 2010-A1, Class A,
0.540%, 12/07/201, 2	963,994	966,673
Sears Credit Account Master Trust
Series 2002-3, Class A,
0.477%, 05/17/16 1, 2	445,000	443,446
SLM Student Loan Trust
Series 2008-2, Class A1,
0.574%, 01/25/15 1, 2	694,059	694,457
Series 2007-1, Class A3,
0.304%, 07/25/181, 2	507,619	506,173
TOTAL ASSET-BACKED SECURITIES
(Cost $13,537,587) — 9.3%		13,567,479

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 7.5%
Banc of America Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/131	1,000,000	1,042,883
Series 2002-2, Class A3,
5.118%, 07/11/431	1,609,151	1,634,440
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A1,
1.871%, 11/15/151, 3	774,657	776,471
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2,
4.940%, 12/15/351	750,000	778,346
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/371, 2, 3	339,181	346,313
Federal Deposit Insurance Corp.
2.200%, 04/25/31	762,290	764,795
GMAC Commercial Mortgage Securities, Inc.
Series 2002-C3, Class A2,
4.930%, 07/10/391	2,160,000	2,239,432
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.143%, 03/06/202, 3	1,115,927	1,103,669
LB-UBS Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.462%, 03/15/311	1,167,661	1,192,441
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/141	32,804	33,387
Residential Accredit Loans, Inc.
Series 2004-QS4, Class A1,
4.350%, 03/25/341	180,671	181,708
Residential Asset Securitization Trust
Series 2003-A6, Class A1,
4.500%, 07/25/331	65,103	65,572
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.287%, 04/15/341	803,997	821,370
TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $11,043,822) — 7.5%		10,980,827

CORPORATE BONDS — 22.6%
American Airlines 2011-1 Class A
Pass-Through Trust
5.250%, 07/31/221	810,000	791,775
AT&T, Inc.
2.950%, 05/15/161	1,325,000	1,341,939
Bank of America Corp.
3.625%, 03/17/16	710,000	712,045
6.500%, 08/01/161	895,000	998,152
5.875%, 01/05/21	1,815,000	1,904,797
Bruce Mansfield Unit
6.850%, 06/01/341	286,061	306,677
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 01/15/21	531,440	570,291
Citigroup, Inc.
4.587%, 12/15/15	2,200,000	2,313,540
Delta Air Lines 2007-1 Class A
Pass-Through Trust
6.821%, 08/10/221	643,616	669,360
Delta Air Lines 2011-1
Pass-Through Trust
5.300%, 04/15/191	800,000	800,000
Entergy Arkansas, Inc.
5.000%, 07/01/181	315,000	315,154
Entergy Texas, Inc.
3.600%, 06/01/151	1,005,000	1,031,997
Farmers Insurance Exchange
6.000%, 08/01/143	315,000	340,059
FUEL Trust
4.207%, 04/15/163	1,720,000	1,726,558
General Electric Capital Corp.
2.950%, 05/09/16	1,925,000	1,935,601
4.625%, 01/07/21	445,000	447,619

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Goldman Sachs Group, Inc.
6.000%, 06/15/20	$1,120,000	$1,205,107
Hartford Financial Services Group, Inc.
5.500%, 10/15/161	610,000	651,084
JPMorgan Chase & Co.
3.450%, 03/01/16	1,100,000	1,120,499
4.250%, 10/15/20	1,750,000	1,712,086
Kiowa Power Partners, LLC
4.811%, 12/30/133	111,868	113,014
Lloyds TSB Bank PLC
5.800%, 01/13/203, 4	635,000	635,919
Metropolitan Life Global Funding I
2.500%, 09/29/153	120,000	119,868
Morgan Stanley
5.500%, 07/24/201	815,000	824,936
5.750%, 01/25/211	950,000	961,238
Nationwide Financial Services
5.375%, 03/25/211, 3	700,000	703,107
New York Life Global Funding
1.850%, 12/13/133	1,380,000	1,403,662
Northwest Airlines 2007-1 Class A
Pass-Through Trust
7.027%, 11/01/191	658,461	671,630
Pricoa Global Funding I
5.450%, 06/11/143	145,000	158,748
Prudential Holdings, LLC
7.245%, 12/18/231, 3	75,000	87,377
8.695%, 12/18/231, 3	1,370,000	1,660,632
Prudential Insurance Co. of America
8.300%, 07/01/253	530,000	654,654
PSEG Power, LLC
5.320%, 09/15/161	655,000	721,992
Royal Bank of Scotland PLC
4.375%, 03/16/164	465,000	469,061
Societe Generale
5.200%, 04/15/213, 4	650,000	638,338
Union Pacific Railroad Co. 2004
Pass-Through Trust
5.404%, 07/02/25	279,379	310,251
Union Pacific Railroad Co. 2005
Pass-Through Trust
5.082%, 01/02/291	899,798	966,654
Union Pacific Railroad Co. 2006
Pass-Through Trust
5.866%, 07/02/301	252,275	299,566
Wells Fargo & Co.
4.600%, 04/01/21	910,000	915,052

TOTAL CORPORATE BONDS
(Cost $32,778,015) — 22.6%		33,210,039

U.S. GOVERNMENT AND AGENCIES — 89.1%
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 2.8%
5.000%, 06/01/12	363,918	374,586
1.500%, 12/15/151	564,547	567,003
4.000%, 12/15/241	1,301,709	1,367,735
3.500%, 01/15/301	1,770,429	1,813,739
		4,123,063

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 42.4%
4.484%, 08/01/13	24,880	26,135
0.620%, 06/01/182	1,310,000	1,311,064
0.590%, 07/21/18	530,000	530,000
3.330%, 07/01/20	1,166,092	1,207,748
2.259%, 07/25/20	314,816	313,890
3.330%, 10/01/20	1,322,317	1,288,273
0.680%, 11/01/202	6,420,000	6,406,441
3.230%, 11/01/20	1,421,607	1,375,667
4.000%, 04/01/24	2,110,040	2,203,133
5.500%, 04/25/25	31,460	32,010
4.000%, 11/01/25	2,121,203	2,214,788
2.500%, 03/01/26	618,006	606,212
4.500%, 08/25/33	17,245,000	17,786,597
5.000%, 08/15/37	10,430,000	11,052,546
5.970%, 01/01/40	167,665	185,742
5.970%, 01/01/40	197,253	218,520
4.000%, 08/15/40	15,135,000	15,090,064
5.100%, 12/01/40	313,201	318,804
		62,167,634
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION — 0.0%
6.000%, 03/15/13	835	915
6.000%, 06/15/13	1,844	2,021
7.000%, 07/20/16	11,971	13,075
		16,011
U.S. TREASURY SECURITIES — 43.9%
0.067%, 12/22/11	42,000,000	41,982,360
0.625%, 12/31/12	4,635,000	4,654,013
0.625%, 04/30/13	2,470,000	2,478,867
3.125%, 05/15/21	9,445,000	9,418,460
4.750%, 02/15/41	1,515,000	1,610,398
4.375%, 05/15/41	4,250,000	4,243,370
		64,387,468
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $130,876,723) — 89.1%		130,694,176

TOTAL INVESTMENTS
(Cost $188,236,148) — 128.5%		188,452,521

Liabilities less other assets — (28.5)%		(41,820,104)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.31 per share; unlimited shares
of $1.00 par value capital shares authorized;
12,713,913 shares outstanding for Institutional Class;
equivalent to $11.30 per share; unlimited shares of
$1.00 par value capital shares authorized;
255,043 shares outstanding for Class Y)		$146,632,417

LLC — Limited Liability Company
PLC — Public Limited Company

1	Callable.

2	Variable Rate Security (presented at the current rate as of June 30, 2011).

3	144A Restricted Security.

4	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

Core Plus Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

In an effort to kick start a sluggish economy, the U.S. government focused on fiscal and monetary stimulus, but to no avail. Initially the stimulus bill signed into law early in 2009 attempted to flood the economy with public sector spending, but the levered consumer could not pick up the spending baton from the government. The result was disappointing GDP growth while government deficits ballooned.

When the fiscal stimulus proved insufficient, a much anticipated second round of quantitative easing (QE2) was launched in November of 2010. The Federal Reserve’s QE2 program was immediately met with sharp criticism from politicians concerned about the longer-term consequences of this unprecedented action. QE2 was also criticized by foreign countries, particularly China and Germany, who viewed the action as currency manipulation designed to drive the U.S. dollar lower. The QE2 program distorted the yield curve, hurt the U.S. dollar and boosted risk assets prices, but did little to drive an economic recovery.

Republican gains in the U.S mid-term elections quickly affected fiscal and economic policy. President Obama was pressured to compromise on extending the Bush-era tax cuts as Republicans leveraged their election gains to push this top-priority agenda item. This led to a brief confrontation over a government shutdown in April as well as the much more heated debate over raising the debt ceiling. This also put a spotlight on the broader issue of how to deal with the overwhelming national debt load.

European debt problems periodically captured the market’s attention. The concerns that started in Greece spread to Ireland and Portugal, eventually producing EU and International Monetary Fund bailouts for these countries. While these bailouts temporarily calmed markets, they failed to solve the fundamental issue that these governments are over-levered. The ultimate solutions will likely be extremely painful for their citizens. Riots in Greece, resulting from the passage of austerity plans in parliament, demonstrate the anger these measures can generate among the affected people. Other global events away from Europe, such as the widespread protests and coups labeled the “Arab Spring” and the devastating earthquake in Japan, further moderated the investing outlook.

Scout Core Plus Bond Fund performance Review and Outlook

During the past 12 months, three areas drove the Scout Core Plus Bond Fund’s outperformance. First, the most significant contributor to performance was superior security selection in the investment grade credit and asset-backed securities (ABS) sectors. Our focus on the financial segment of investment grade credit and home equity in ABS was a benefit for the Fund. Second, our overweight position in the outperforming high yield sector added to performance. Third, duration and yield curve positioning were positive contributors to performance. Minor detractors from performance were underweight positions in the outperforming government related, corporate mortgage-backed securities and mortgage-backed securities (MBS) sectors.

World events have left the investing landscape in an uncertain situation, although this was not reflected in the pricing of risk assets leading up to June 30, 2011. In addition, real interest rates, particularly on the short end of the yield curves, are at very low historic levels. Faced with this investing environment, a low risk profile and a bias to a shorter duration positioning seem appropriate. During the last few months we have increased our weight in agency-backed MBS, moving to an overweight position, in a tactical move as we believe MBS have become more attractive than Treasuries. We currently have approximately a quarter of the Fund in the corporate sector with a focus on financial issuers. The Fund is underweight in Treasuries to make room for the MBS and corporate positions.*

Mark M. Egan, CFA
Thomas M. Fink, CFA
Todd Thompson, CFA
Steven T. Vincent, CFA
Scout Investments, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Credit default swaps and related instruments are subject to liquidity and credit risks. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

SCOUT FUNDS ANNUAL REPORT

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays Capital U.S. Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly  in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities  of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of mutual funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

TAXABLE YIELD CURVES (Unaudited)

Source: Bloomberg, L.P.

JUNE 30, 2011

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Core Plus Bond Fund (SCPZX)
as of June 30, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	5.80%	11.68%	9.87%	7.44%
Barclays Capital U.S. Aggregate Bond Index1	3.90%	6.46%	6.52%	5.74%
Lipper Intermediate Investment Grade Debt Funds Index1	5.63%	7.21%	6.23%	5.51%

Scout Core Plus Bond Fund (SCPYX)
as of June 30, 2011

		Since
	1 Year	Inception (2)
Scout Core Plus Bond Fund – Class Y	5.41%	7.86%
Barclays Capital U.S. Aggregate Bond Index 1	3.90%	5.38%
Lipper Intermediate Investment Grade
Debt Funds Index1	5.63%	7.44%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

2	Inception – November 12, 2009.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective as of the close of business on April 21, 2011 the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class and Class Y, respectively. As of June 30, 2010, the gross expense ratios for the Institutional Class and Class Y were 0.49% and 0.89%, respectively, compared to the June 30, 2011 gross expense ratios of 0.50% and 0.90%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through April 21, 2013 so that actual total annual fund operating expenses before taking into account any Rule 12b-1 or shareholder servicing fees of the Scout Core Plus Bond Fund does not exceed 0.40%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION* (Unaudited)

Scout Core Plus Bond Fund (SCPZX & SCPYX)

Based on total investments as of June 30, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (unaudited)

Scout Core Plus Bond Fund – Institutional Class (SCPZX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$31.05	$1.53	$—	$49.47
12/31/07	31.48	1.94	—	51.84
12/31/08	26.14	2.49	0.03	49.02
12/31/09	31.15	3.90	—	57.93
12/31/10	31.43	2.80	—	61.01
6/30/112	31.97	0.44	—	61.99

Scout Core Plus Bond Fund – Class Y (SCPYX)

		Income &		Cumulative4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
11/12/09	$33.08	$—	$—	$33.08
12/31/09	31.15	1.44	—	32.59
12/31/10	31.40	1.23	—	34.07
6/30/112	31.98	0.36	—	35.01

2	Six months only. Distributions typically occur in June and/or December.

3	Represents distributions for the respective 12-month or 6-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above .

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 9.4%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.057%, 01/15/161, 2	$4,025,000	$4,042,472
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A4,
6.960%, 10/14/141	1,960,000	2,058,274
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/161	1,324,553	1,340,850
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A3,
5.841%, 07/25/271	3,245,790	1,636,332
Series 2006-S2, Class A4,
6.091%, 07/25/271	1,393,089	540,591
Ford Credit Auto Owner Trust
Series 2009-A, Class A3B,
2.687%, 05/15/131, 2	1,535,598	1,545,847
Series 2009-D, Class A3,
2.170%, 10/15/131	1,606,641	1,620,938
GE Capital Credit Card Master Note Trust
Series 2009-3, Class A,
2.540%, 09/15/141	2,450,000	2,460,158
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/361, 2	1,561,587	1,026,936
GSAA Trust
Series 2006-S1, Class 1A1,
0.346%, 01/25/371, 2	1,353,656	208,616
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/141, 3	1,825,000	1,907,015
Series 2011-1A, Class A1,
2.200%, 03/25/161, 3	4,360,000	4,338,200
Home Equity Mortgage Trust
Series 2006-5, Class A1,
5.500%, 01/25/371	4,227,648	845,174
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/131	3,310,868	3,334,961
Keystone Owner Trust
Series 1998-P1, Class M1,
7.530%, 05/25/251, 3	2,421	2,396
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/381	860,894	840,533
NCUA Guaranteed Notes
Series 2010-A1, Class A,
0.540%, 12/07/201, 2	2,631,442	2,638,757
Residential Funding Mortgage Securities II, Inc.
Series 2003-HS1, Class AI6,
3.830%, 02/25/331, 2	264,864	246,184
Series 2003-HS3, Class A2A,
0.466%, 08/25/331, 2	388,874	307,658
Series 2005-HS1, Class AI4,
5.110%, 09/25/351	630,000	69,610
Series 2006-HSA1, Class A3,
5.230%, 02/25/361, 2	1,541,975	745,748
Series 2006-HSA1, Class A5,
5.310%, 02/25/361, 2	1,575,500	891,851
Series 2006-HSA1, Class A4,
5.490%, 02/25/361, 2	1,250,713	409,914
Series 2006-HSA2, Class AI3,
5.548%, 03/25/361, 2	1,078,694	469,930
Series 2006-HSA2, Class AI4,
5.810%, 03/25/361	820,000	214,796
SACO I, Inc.
Series 2006-9, Class A1,
0.336%, 08/25/361, 2	721,902	216,317
SLM Student Loan Trust
Series 2008-2, Class A1,
0.574%, 01/25/151, 2	1,927,429	1,928,534
Series 2007-1, Class A3,
0.304%, 07/25/181, 2	1,321,724	1,317,959
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.476%, 11/25/351, 2	393,259	346,237
Series 2005-S7, Class A2,
0.486%, 12/25/351, 2, 3	606,339	379,478
TOTAL ASSET-BACKED SECURITIES
(Cost $41,438,827) — 9.4%		37,932,266

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 5.0%
Banc of America Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/131	1,990,000	2,075,337
Series 2002-2, Class A3,
5.118%, 07/11/431	3,855,721	3,916,318
Citimortgage Alternative Loan Trust
Series 2007-A4, Class 2A1,
5.500%, 04/25/221	1,434,402	1,262,156
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 09/25/151	118,643	115,638
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/371, 2, 3	1,452,492	1,483,034
Federal Deposit Insurance Corp.
2.200%, 04/25/31	1,868,541	1,874,679
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1, 1.143%,
03/06/202, 3	2,797,082	2,766,358
LB-UBS Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.462%, 03/15/311	1,132,278	1,156,307
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/141	124,158	126,364
Morgan Stanley Mortgage Loan Trust
Series 2006-7, Class 1A,
5.000%, 06/25/211	567,627	515,333

(Continued on next page)

JUNE 30, 2011

SCHEDULE OF INVESTMENTS
June 30, 2011

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Residential Accredit Loans, Inc.
Series 2005-QS3, Class 2A1,
5.000%, 03/25/201	$785,103	$757,060
Series 2004-QS4, Class A1,
4.350%, 03/25/341	861,776	866,724
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.287%, 04/15/341	1,874,434	1,914,939
Wells Fargo Alternative Loan Trust
Series 2007-PA3, Class 6A1,
5.500%, 07/25/221	1,325,324	1,225,684
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $19,941,379) — 5.0%		20,055,931

CORPORATE BONDS — 22.0%
Ally Financial, Inc.
4.500%, 02/11/14	1,895,000	1,895,000
6.750%, 12/01/14	3,237,000	3,342,203
7.500%, 09/15/20	2,080,000	2,173,600
American Airlines 2011-1 Class A
Pass-Through Trust
5.250%, 07/31/221	2,005,000	1,959,888
American International Group, Inc.
4.250%, 05/15/131	2,020,000	2,076,505
AT&T, Inc.
2.950%, 05/15/161	3,290,000	3,332,059
Bank of America Corp.
3.625%, 03/17/16	1,705,000	1,709,910
6.500%, 08/01/161	2,815,000	3,139,440
5.875%, 01/05/21	4,055,000	4,255,621
BellSouth Telecommunications, Inc.
7.000%, 12/01/95	1,265,000	1,327,421
Bruce Mansfield Unit
6.850%, 06/01/341	669,093	717,312
Citigroup, Inc.
4.587%, 12/15/15	5,845,000	6,146,655
Delta Air Lines 2007-1 Class A
Pass-Through Trust
6.821%, 08/10/221	910,481	946,900
Ford Motor Credit Co. LLC
5.625%, 09/15/15	4,880,000	5,051,722
5.000%, 05/15/18	2,460,000	2,447,700
FUEL Trust
3.984%, 06/15/163	1,235,000	1,224,966
General Electric Capital Corp.
2.950%, 05/09/16	5,300,000	5,329,187
4.625%, 01/07/21	1,100,000	1,106,475
Goldman Sachs Group, Inc.
6.000%, 06/15/20	2,885,000	3,104,225
Hartford Financial Services Group, Inc.
5.500%, 10/15/161	1,425,000	1,520,975
JPMorgan Chase & Co.
3.450%, 03/01/16	2,830,000	2,882,737
4.250%, 10/15/20	4,715,000	4,612,850
Kiowa Power Partners, LLC
4.811%, 12/30/133	399,051	403,141
Lloyds TSB Bank PLC
5.800%, 01/13/203, 4	1,520,000	1,522,201
Metropolitan Life Global Funding I
2.500%, 09/29/153	740,000	739,183
Morgan Stanley
5.500%, 07/24/201	2,725,000	2,758,221
5.750%, 01/25/211	2,175,000	2,200,728
Nationwide Financial Services
5.375%, 03/25/211, 3	1,610,000	1,617,147
Norfolk Southern Corp.
6.000%, 03/15/051	1,395,000	1,372,289
Northwest Airlines 2007-1 Class A
Pass-Through Trust
7.027%, 11/01/191	1,620,468	1,652,877
Prudential Holdings, LLC
7.245%, 12/18/231, 3	1,045,000	1,217,456
8.695%, 12/18/231, 3	900,000	1,090,926
Prudential Insurance Co. of America
8.300%, 07/01/253	1,355,000	1,673,692
PSEG Power, LLC
5.320%, 09/15/161	1,800,000	1,984,100
Qwest Corp.
7.125%, 11/15/431	1,515,000	1,439,250
Royal Bank of Scotland PLC
4.375%, 03/16/164	1,120,000	1,129,781
Societe Generale
5.200%, 04/15/213, 4	1,595,000	1,566,383
U.S. Airways 2010-1 Class A
Pass-Through Trust
6.250%, 04/22/231	1,630,000	1,581,100
U.S. Airways 2011-1 Class A
Pass-Through Trust
7.125%, 10/22/231	1,355,000	1,358,388
UAL 2007-1 Pass-Through Trust
6.636%, 07/02/221	1,382,531	1,389,444
Wells Fargo & Co.
4.600%, 04/01/21	2,100,000	2,111,659
TOTAL CORPORATE BONDS
(Cost $86,257,400) — 22.0%		89,111,317

U.S. GOVERNMENT AND AGENCIES — 92.8%
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 1.9%
1.500%, 12/15/151	1,348,380	1,354,248
4.000%, 12/15/241	6,052,020	6,358,996
		7,713,244

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2011

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 41.6%
0.620%, 06/01/182	$3,380,000	$3,382,745
0.590%, 07/21/18	1,375,000	1,375,000
3.330%, 07/01/20	2,443,240	2,530,520
3.330%, 10/01/20	3,342,937	3,256,870
0.680%, 11/01/202	18,370,000	18,331,203
3.230%, 11/01/20	3,591,169	3,475,116
5.500%, 01/25/24	53,261	58,232
4.000%, 04/01/24	5,212,689	5,442,668
5.500%, 04/25/25	185,059	188,293
4.000%, 11/01/25	4,932,491	5,150,108
2.500%, 03/01/26	1,451,823	1,424,116
4.500%, 08/25/33	47,700,000	49,198,066
5.000%, 08/15/37	28,875,000	30,598,491
5.970%, 01/01/40	719,972	797,598
5.970%, 01/01/40	557,239	617,319
4.000%, 08/15/40	41,825,000	41,700,822
5.100%, 12/01/40	492,173	500,977
		168,028,144

U.S. TREASURY SECURITIES — 49.3%
0.067%, 12/22/11	123,000,000	122,948,340
0.625%, 12/31/125	17,220,000	17,290,637
0.750%, 03/31/13	11,105,000	11,170,075
0.625%, 04/30/13	6,065,000	6,086,773
3.125%, 05/15/21	26,090,000	26,016,687
4.750%, 02/15/41	3,760,000	3,996,763
4.375%, 05/15/41	11,740,000	11,721,686
		199,230,961
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $375,324,508) — 92.8%		374,972,349

TOTAL INVESTMENTS
(Cost $522,962,114) — 129.2%		522,071,863

Liabilities less other assets — (29.2)%		(117,973,808)

TOTAL NET ASSETS — 100.0%
(equivalent to $31.97 per share;
unlimited shares of $1.00 par value
capital shares authorized;
12,434,113 shares outstanding
for Institutional Class; equivalent to
$31.98 per share; unlimited shares of
$1.00 par value capital shares authorized;
204,087 shares outstanding for Class Y)		$404,098,055

LLC — Limited Liability Company
PLC — Public Limited Company

1	Callable.
2	Variable Rate Security (presented at the current rate as of June 30, 2011).
3	144A Restricted Security.
4	Foreign security denominated in U.S. Dollars.
5	Security pledged as collateral for the swap contract held at period end. The aggregate value of this pledged security is 4.3% of total net assets.

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

			Rating of
		Buy/Sell(1)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Unrealized
Counterparty	Reference Equity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	Appreciation
JP Morgan	CDX North American High Yield Index	Sell	B2/B	Receive	5.00%	6/20/16	$11,350,000	$224,190
Total Credit Default Swaps								224,190
TOTAL SWAP CONTRACTS								$224,190

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011
(in thousands except per share data)

	Stock	Mid Cap
	Fund	Fund

ASSETS:
Investment securities at cost	$87,432	$455,970
Investment securities at value	$109,627	$506,294
Cash	807	26,328
Foreign cash	—	—
Receivables:
Investments sold	1,023	—
Fund shares sold	127	2,882
Dividends	129	2,043
Interest	—	—
Due from Advisor	—	—
Prepaid and other assets	13	32
Total assets	111,726	537,579
LIABILITIES:
Payables:
Investments purchased	—	19,213
Fund shares redeemed	26	129
Accrued investment advisory fees	12	47
Accrued administration and fund accounting fees	9	35
Accrued transfer agent fees and expenses	21	20
Accrued custody fees	2	1
Accrued registration fees	1	24
Other accrued expenses	7	31
Total liabilities	78	19,500
NET ASSETS	$111,648	$518,079
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$96,923	$435,784
Accumulated:
Net investment income	47	21
Net realized gain (loss) on investments and foreign currency	(7,517)	31,950
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	22,195	50,324
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$111,648	$518,079
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	8,232	35,280
NET ASSET VALUE PER SHARE	$13.56	$14.68

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

	TrendStar		International
Small Cap	Small Cap	International	Discovery
Fund	Fund	Fund	Fund

$252,113	$8,999	$6,453,856	$31,800
$315,685	$12,049	$8,419,310	$39,088
189	47	8,453	1,321
—	—	46,860	—

6,352	—	17,977	—
161	—	7,754	—
302	2	27,528	153
—	—	4	—
—	1	—	111
14	15	115	10
322,703	12,114	8,528,001	40,683

5,512	—	80,916	—
476	—	4,287	41
21	—	665	—
24	6	365	6
48	5	1,010	6
3	3	129	3
—	—	140	1
26	5	247	8
6,110	19	87,759	65
$316,593	$12,095	$8,440,242	$40,618

$322,298	$42,899	$6,822,836	$34,865

—	—	735	6
(69,277)	(33,854)	(349,320)	(1,547)

63,572	3,050	1,965,991	7,294
$316,593	$12,095	$8,440,242	$40,618

Unlimited	Unlimited	Unlimited	Unlimited
18,759	1,245	250,479	3,965
$16.88	$9.72	$33.70	$10.25

JUNE 30, 2011

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011
(in thousands except per share data)

		Core
	Core Bond	Plus Bond
	Fund	Fund

ASSETS:
Investment securities at cost	$188,236	$522,962
Investment securities at value	$188,453	$522,072 (1)
Unrealized appreciation on open swap contract	—	224
Cash	6,251	15,994
Receivables:
Investments sold	18,540	54,022
Fund shares sold	98	44
Interest	627	1,688
Prepaid and other assets	32	85
Total assets	214,001	594,129

LIABILITIES
Payables:
Investments purchased	67,083	189,425
Fund shares redeemed	208	365
Dividends	39	150
Premiums received on open swap contract	—	23
Accrued investment advisory fees	4	12
Accrued administration and fund accounting fees	8	7
Accrued transfer agent fees and expenses	4	10
Accrued shareholder servicing fees	—	9
Accrued custody fees	1	1
Accrued registration fees	1	—
Accrued distribution fees	1	4
Other accrued expenses	20	25
Total liabilities	67,369	190,031

NET ASSETS	$146,632	$404,098
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$147,160	$399,003
Accumulated:
Net investment income (loss)	1	(224)
Net realized gain (loss) on investments, foreign currency, forward contracts and swap contracts	(746)	5,985
Net unrealized appreciation (depreciation) on:
Investments and translation of assets and liabilities in foreign currencies	217	(890)
Swap contract	—	224
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$146,632	$404,098
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	12,714	12,638
Class Y	255	201
TOTAL SHARES ISSUED AND OUTSTANDING	12,969	12,638
NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS	$11.31	$31.97
NET ASSET VALUE PER SHARE — CLASS Y	$11.30	$31.98

(1) Includes (in thousands) $17,291 pledged as collateral for the swap contract held at period end.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

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JUNE 30, 2011

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2011
(in thousands)

	Stock		Mid Cap
	Fund		Fund

INVESTMENT INCOME:
Dividend income	$1,988	(1)	$5,144	(1)
Interest income	2		8
Miscellaneous income	187		—
Total investment income	2,177		5,152
EXPENSES:
Investment advisory fees	680		2,358
Administration and fund accounting fees	113		284
Transfer agent fees and expenses	163		225
Professional fees	25		29
Federal and state registration fees	27		73
Custody fees	17		32
Reports to shareholders	18		42
Insurance fees	2		2
Directors’ fees	2		5
Distribution fees	—		—
Shareholder servicing fees	—		—
Other expenses	9		12
Total expenses before waiver	1,056		3,062
Waiver of fees and/or expenses	(36)		—
Net expenses	1,020		3,062
Net investment income (loss)	1,157		2,090
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, FORWARD CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	7,988		38,035
Foreign currency	—		—
Forward contracts	—		—
Swap contracts	—		—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments and translation of assets and liabilities in foreign currencies	19,263		54,710
Forward contracts	—		—
Swap contracts	—		—
Net realized and unrealized gain on investments and foreign currencies	27,251		92,745
Net increase in net assets resulting from operations	$28,408		$94,835
(1) Net of foreign tax withholding of (in thousands) $48, $3, $1, $19,219, and $101, respectively.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

	TrendStar			International			Core
Small Cap	Small Cap	International		Discovery		Core Bond	Plus Bond
Fund	Fund	Fund		Fund		Fund	Fund

$2,843	$84 (1)	$176,159	(1)	$684	(1)	$—	$—
3	—	210		1		2,222	15,965
4	—	218		—		—	—
2,850	84	176,587		685		2,222	15,965

2,620	99	51,595		316		362	1,717
324	77	3,952		77		55	146
499	54	9,114		58		22	73
26	10	175		22		42	47
29	29	382		22		29	52
32	15	1,532		30		19	36
40	6	923		7		3	16
9	—	93		1		9	47
7	—	141		1		13	12
—	—	—		—		—	24
—	—	—		—		—	14
13	10	106		24		10	19
3,599	300	68,013		558		564	2,203
—	(129)	—		(25)		(225)	(522)
3,599	171	68,013		533		339	1,681
(749)	(87)	108,574		152		1,883	14,284

55,303	1,382	30,675		635		3,929	15,114
—	—	732		2		—	(246)
—	—	—		—		—	510
—	—	—		—		154	2,720

64,699	2,621	1,654,287		7,485		(1,561)	(7,801)
—	—	—		—		—	(344)
—	—	—		—		(20)	16
120,002	4,003	1,685,694		8,122		2,502	9,969
$119,253	$3,916	$1,794,268		$8,274		$4,385	$24,253

JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Stock Fund		Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,157	$964	$2,090	$422
Net realized gain (loss) on investments and foreign currency	7,988	2,548	38,035	20,042
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	19,263	5,210	54,710	(11,225)
Net increase in net assets resulting from operations	28,408	8,722	94,835	9,239
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,112)	(1,011)	(1,894)	(425)
Net realized gain	—	—	(11,230)	—
Total distributions to shareholders	(1,112)	(1,011)	(13,124)	(425)
CAPITAL SHARE TRANSACTIONS:
Shares sold	22,659	35,412	345,450	106,289
Shares issued for reinvestment of distributions	1,030	896	10,364	279
Redemption fees	1	1	73	8
Shares redeemed	(39,425)	(48,497)	(75,191)	(15,301)
Net increase (decrease) from capital share transactions	(15,735)	(12,188)	280,696	91,275
Net increase (decrease) in net assets	11,561	(4,477)	362,407	100,089
NET ASSETS:
Beginning of year	100,087	104,564	155,672	55,583
End of year	$111,648	$100,087	$518,079	$155,672
Accumulated net investment income (loss)	47	13	21	14
TRANSACTIONS IN SHARES:
Shares sold	1,813	3,150	25,132	9,654
Shares reinvested	79	79	774	26
Shares redeemed	(3,091)	(4,301)	(5,615)	(1,387)
Net increase (decrease)	(1,199)	(1,072)	20,291	8,293

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

Small Cap Fund		TrendStar Small Cap Fund		International Fund		International Discovery Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

$(749)	$(1,957)	$(87)	$(82)	$108,574	$65,125	$152	$66
55,303	92,966	1,382	391	31,407	(30,850)	637	(838)

64,699	(35,810)	2,621	952	1,654,287	311,889	7,485	2,455
119,253	55,199	3,916	1,261	1,794,268	346,164	8,274	1,683

—	—	—	—	(110,318)	(65,556)	(137)	(88)
—	—	—	—	—	—	—	—
—	—	—	—	(110,318)	(65,556)	(137)	(88)

31,166	67,956	891	7,932	2,493,391	2,458,450	16,828	13,869
—	—	—	—	106,178	62,988	99	67
21	24	—	—	244	298	2	—
(212,764)	(219,847)	(6,345)	(6,179)	(1,176,087)	(892,749)	(7,652)	(7,509)
(181,577)	(151,867)	(5,454)	1,753	1,423,726	1,628,987	9,277	6,427
(62,324)	(96,668)	(1,538)	3,014	3,107,676	1,909,595	17,414	8,022

378,917	475,585	13,633	10,619	5,332,566	3,422,971	23,204	15,182
$316,593	$378,917	$12,095	$13,633	$8,440,242	$5,332,566	$40,618	$23,204
—	—	—	—	735	1,748	6	(25)

2,106	5,584	97	1,072	78,395	87,576	1,755	1,726
—	—	—	—	3,330	2,303	10	8
(14,757)	(17,490)	(736)	(840)	(37,028)	(32,086)	(797)	(923)
(12,651)	(11,906)	(639)	232	44,697	57,793	968	811

JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010(1)	June 30, 2011	June 30, 2010(1)

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,883	$2,203	$14,284	$22,748
Net realized gain on investments, foreign currency, forward contracts and swap contracts	4,083	4,962	18,098	33,650
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies, forward contracts and swap contracts	(1,581)	641	(8,129)	15,547
Net increase in net assets resulting from operations	4,385	7,806	24,253	71,945
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(2,112)	(2,270)	(16,972)	(23,504)
Class Y	(2)	—	(382)	(99)
Net realized gain
Institutional Class	—	—	(15,331)	(16,736)
Class Y	—	—	(584)	(71)
Total distributions to shareholders	(2,114)	(2,270)	(33,269)	(40,410)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	120,140 (2)	34,674	134,183	146,416
Shares issued for reinvestment of distributions	1,835	2,063	26,353	33,641
Redemption fees	—	—	—	—
Shares redeemed	(46,414)	(26,931)	(168,953)	(193,952)
Net increase from capital share transactions	75,561	9,806	(8,417)	(13,895)
Class Y
Shares sold	2,892	—	14,094	4,020
Shares issued for reinvestment of distributions	2	—	940	170
Redemption fees	—	—	—	—
Shares redeemed	(12)	—	(11,942)	(102)
Net increase from capital share transactions	2,882	—	3,092	4,088
Net increase (decrease) from capital share transactions	78,443	9,806	(5,325)	(9,807)
Net increase (decrease) in net assets	80,714	15,342	(14,341)	21,728
NET ASSETS:
Beginning of year	65,918	50,576	418,439	396,711
End of year	$146,632	$65,918	$404,098	$418,439
Accumulated net investment income (loss)	1	117	(224)	2,076
TRANSACTIONS IN SHARES:
Institutional Class
Shares sold	10,913 (2)	3,077	4,113	4,546
Shares reinvested	159	183	835	1,057
Shares redeemed	(4,050)	(2,440)	(5,184)	(5,980)
Net increase (decrease)	7,022	820	(236)	(377)
Class Y
Shares sold	256	—	427	123
Shares reinvested	—	—	30	5
Shares redeemed	(1)	—	(379)	(3)
Net increase	255	—	78	125
Net increase (decrease)	7,277	820	(158)	(252)

(1)
Financial information is for Frontegra Columbus Core Fund and Frontegra Columbus Core Plus Fund, respectively, which were reorganized into the Scout Funds Family as the Scout Core Bond Fund and Scout Core Plus Bond Fund, respectively, effective as of the close of business on April 21, 2011.

(2)
Includes (in thousands) $97,656 and 8,969 shares retained from the Scout Core Bond Fund as part of the merger resulting from the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund effective as of the close of business on April 21, 2011. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT STOCK FUND
	For the Years Ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.61	$9.96	$12.98	$15.23	$15.09

Income from investment operations:
Net investment income	0.14	0.10	0.11	0.16	0.17
Net realized and unrealized gain (loss) on securities	2.95	0.65	(2.88)	(0.50)	1.78
Total from investment operations	3.09	0.75	(2.77)	(0.34)	1.95

Distributions from:
Net investment income	(0.14)	(0.10)	(0.11)	(0.15)	(0.17)
Net realized gain on securities	—	—	(0.14)	(1.76)	(1.64)
Total distributions	(0.14)	(0.10)	(0.25)	(1.91)	(1.81)
Net asset value, end of period	$13.56	$10.61	$9.96	$12.98	$15.23
Total return	29.13%	7.50%	(21.34)%	(3.14)%	13.52%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$112	$100	$105	$90	$93
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers and reimbursements	0.93%	0.96%	0.94%	0.93%	0.88%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.02%	0.86%	1.13%	1.08%	1.11%
Before waivers and reimbursements	0.99%	0.80%	1.09%	1.05%	1.13%
Portfolio turnover rate	74%	69%	46%	77%	71%

SCOUT MID CAP FUND (Fund Inception October 31, 2006)
					For the Period
	For the Years Ended June 30,				Ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.39	$8.30	$11.28	$12.01	$10.00

Income from investment operations:
Net investment income	0.07	0.04	0.02	—	0.01
Net realized and unrealized gain (loss) on securities	4.88	2.09	(2.98)	0.17	2.01
Total from investment operations	4.95	2.13	(2.96)	0.17	2.02

Distributions from:
Net investment income	(0.06)	(0.04)	(0.02)	—	(0.01)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain on securities	(0.60)	—	—	(0.83)	—
Total distributions	(0.66)	(0.04)	(0.02)	(0.90)	(0.01)
Net asset value, end of period	$14.68	$10.39	$8.30	$11.28	$12.01
Total return	48.34%	25.61%	(26.27)%	1.39%	20.26	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$518	$156	$56	$44	$30
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.04%	1.13%	1.40%	1.40%	1.40	%(b)
Before waivers and reimbursements	1.04%	1.10%	1.39%	1.31%	1.93	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.71%	0.40%	0.35%	(0.49)%	(0.06	)%(b)
Before waivers and reimbursements	0.71%	0.43%	0.36%	(0.40)%	(0.59	)%(b)
Portfolio turnover rate	195%	184%	360%	415%	234	%(a)

(a) Not annualized.
(b) Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT SMALL CAP FUND
	For the Years Ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.06	$10.98	$16.11	$18.91	$17.40

Income from investment operations:
Net investment loss	(0.04)	(0.06)	(0.04)	—	—
Net realized and unrealized gain (loss) on securities	4.86	1.14	(5.09)	(1.40)	2.45
Total from investment operations	4.82	1.08	(5.13)	(1.40)	2.45

Distributions from:
Net realized gain on securities	—	—	—	(1.40)	(0.94)
Net asset value, end of period	$16.88	$12.06	$10.98	$16.11	$18.91
Total return	39.97%	9.84%	(31.84)%	(7.90)%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$317	$379	$476	$674	$719
Ratio of expenses to average net assets	1.03%	1.06%	1.08%	1.01%	1.02%
Ratio of net investment loss to average net assets	(0.21)%	(0.41)%	(0.36)%	(0.45)%	(0.13)%
Portfolio turnover rate	63%	358%	327%	226%	207%

SCOUT TRENDSTAR SMALL CAP FUND*
			For the Period
	For the Years Ended June 30,		Ended June 30,		For the Years Ended September 30,
	2011	2010	2009**		2008	2007	2006
Net asset value, beginning of period	$7.24	$6.43	$7.54		$12.61	$12.19	$11.94

Income from investment operations:
Net investment loss	(0.07)	(0.04)	(0.02)		(0.29)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on securities	2.55	0.85	(1.09)		(2.89)	1.70	0.59
Total from investment operations	2.48	0.81	(1.11)		(3.18)	1.58	0.49

Distributions from:
Tax return of capital	—	—	—		— (a)	—	—
Net realized gain on securities	—	—	—		(1.89)	(1.16)	(0.24)
Total distributions	—	—	—		(1.89)	(1.16)	(0.24)
Paid in capital from redemption fees	—	—	—		— (a)	— (a)	—
Net asset value, end of period	$9.72	$7.24	$6.43		$7.54	$12.61	$12.19
Total return	34.25%	12.60%	(14.72	)%(b)	(28.20)%	13.44%	4.08%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$12	$14	$11		$20	$171	$235
Ratio of expenses to average net assets:
Net of waivers	1.30%	1.30%	1.40	%(c)	1.40%	1.37%	1.36%
Before waivers	2.27%	2.50%	1.57	%(c)	1.42%	1.37%	1.36%
Ratio of net investment loss to average net assets:
Net of waivers	(0.66)%	(0.64)%	(0.50	)%(c)	(0.84)%	(0.79)%	(0.76)%
Before waivers	(1.63)%	(1.84)%	(0.67	)%(c)	(0.86)%	(0.79)%	(0.76)%
Portfolio turnover rate	14%	56%	42	%(b)	53%	21%	37%

*
Financial information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on June 30, 2009.

**	The Fund elected to change its fiscal year end from September to June. The information presented is for the period October 1, 2008 through June 30, 2009.
(a)	Resulted in less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*
	For the Years Ended June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$25.91	$23.13	$34.71	$36.35	$29.80

Income from investment operations:
Net investment income	0.46	0.33	0.34	0.43	0.48
Net realized and unrealized gain (loss) on securities	7.80	2.79	(10.59)	(1.02)	7.82

Total from investment operations	8.26	3.12	(10.25)	(0.59)	8.30

Distributions from:
Net investment income	(0.47)	(0.34)	(0.35)	(0.45)	(0.45)
Net realized gain on securities	—	—	(0.98)	(0.60)	(1.30)

Total distributions	(0.47)	(0.34)	(1.33)	(1.05)	(1.75)
Net asset value, end of period	$33.70	$25.91	$23.13	$34.71	$36.35
Total return	32.00%	13.41%	(29.17)%	(1.71)%	28.47%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$8,440	$5,333	$3,423	$4,044	$3,405
Ratio of expenses to average net assets	0.94%	0.97%	1.02%	0.96%	0.97%
Ratio of net investment income to average net assets	1.50%	1.35%	0.56%	1.32%	1.50%
Portfolio turnover rate	13%	12%	16%	17%	19%

*	Effective date of name change: October 31, 2006.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)
				For the Period
	For the Years Ended June 30,			Ended June, 30,
	2011	2010	2009	2008

Net asset value, beginning of period	$7.74	$6.95	$9.73	$10.00

Income from investment operations:
Net investment income	0.04	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	2.51	0.80	(2.69)	(0.27)

Total from investment operations	2.55	0.82	(2.64)	(0.21)

Distributions from:
Net investment income	(0.04)	(0.03)	(0.05)	(0.06)
Net realized gain on securities	—	—	(0.09)	—

Total distributions	(0.04)	(0.03)	(0.14)	(0.06)
Net asset value, end of period	$10.25	$7.74	$6.95	$9.73
Total return	32.91%	11.77%	(26.99)%	(2.09	)%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$41	$23	$15	$12
Ratio of expenses to average net assets:
Net of waivers	1.60%	1.60%	1.60%	1.60	%(b)
Before waivers	1.68%	1.93%	3.27%	3.35	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.46%	0.26%	0.94%	1.98	%(b)
Before waivers	0.38%	(0.07)%	(0.73)%	0.23	%(b)
Portfolio turnover rate	26%	26%	15%	12	%(a)

(a) Not Annualized.
(b) Annualized.
See accompanying Notes to Financial Statements.

JUNE 30, 2011

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*
	For the Years Ended June 30,
	2011	2010(a)	2009(a)	2008(a)	2007(a)

Net asset value, beginning of period	$11.09	$9.94	$9.86	$9.56	$9.44

Income from investment operations:
Net investment income	0.25	0.38 (b)	0.69	0.46	0.46
Net realized and unrealized gain on securities	0.26	1.15	0.08	0.29	0.12

Total from investment operations	0.51	1.53	0.77	0.75	0.58

Distributions from:
Net investment income	(0.29)	(0.38)	(0.69)	(0.45)	(0.46)
Net asset value, end of period	$11.31	$11.09	$9.94	$9.86	$9.56

Total return	4.54%	15.60%	8.64%	7.89%	6.26%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$144	$66	$51	$100	$91
Ratio of expenses to average net assets:
Net of waivers	0.38%	0.35%	0.35%	0.30%	0.20%
Before waivers	0.64%	0.72%	0.69%	0.66%	0.66%
Ratio of net investment income to average net assets:
Net of waivers	2.09%	3.60%	6.72%	4.65%	4.77%
Before waivers	1.83%	3.23%	6.38%	4.29%	4.31%
Portfolio turnover rate	564%	1,063%	414%	965%	980%

*
Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund — Institutional Class as of the close of business on April 21, 2011.

(a)
In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund – Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 through June 30, 2007 per share amounts to properly reflect the historical performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

(b)	Per share net investment income has been calculated using the daily average share method.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)
	For the Period
	Ended June 30,
	2011

Net asset value, beginning of period	$11.19

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on securities	0.11

Total from investment operations	0.15

Distributions from:
Net investment income	(0.04)

Net asset value, end of period	$11.30

Total return	1.33	% (a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3
Ratio of expenses to average net assets:
Net of waivers	0.80	%(b)
Before waivers	0.96	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.25	% (b)
Before waivers	1.09	% (b)
Portfolio turnover rate	564	%(a)

(a)Not annualized.
(b)Annualized.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*
	For the Years Ended June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$32.70	$30.40	$30.73	$30.40	$29.72

Income from investment operations:
Net investment income	1.08	1.84	2.50	1.48	1.54
Net realized and unrealized gain on securities	0.73	3.80	0.16	0.61	0.68

Total from investment operations	1.81	5.64	2.66	2.09	2.22

Distributions from:
Net investment income	(1.31)	(1.90)	(2.33)	(1.49)	(1.54)
Net realized gain on securities	(1.23)	(1.44)	(0.66)	(0.27)	—

Total distributions	(2.54)	(3.34)	(2.99)	(1.76)	(1.54)

Net asset value, end of period	$31.97	$32.70	$30.40	$30.73	$30.40
Total return	5.80%	19.12%	10.52%	6.92%	7.52%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$398	$414	$397	$434	$277
Ratio of expenses to average net assets:
Net of waivers	0.38%	0.35%	0.35%	0.30%	0.20%
Before waivers	0.50%	0.49%	0.49%	0.49%	0.50%
Ratio of net investment income to average net assets:
Net of waivers	3.34%	5.49%	8.82%	4.87%	4.95%
Before waivers	3.22%	5.35%	8.68%	4.68%	4.65%
Portfolio turnover rate	623%	1,006%	424%	1,093%	978%

*
Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund — Institutional Class, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund — Institutional Class as of the close of business on April 21, 2011.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*
	For the Year	For the Period
	Ended June 30,	Ended June 30,
	2011	2010

Net asset value, beginning of period	$32.69	$33.08

Income from investment operations:
Net investment income	0.59	0.98
Net realized and unrealized gain on securities	1.10	1.30

Total income from investment operations	1.69	2.28

Distributions from:
Net investment income	(1.17)	(1.23)
Net realized gain on securities	(1.23)	(1.44)

Total distributions	(2.40)	(2.67)
Net asset value, end of period	$31.98	$32.69
Total return	5.41%	7.33	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.78%	0.75	%(b)
Before waivers	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	2.90%	4.12	%(b)
Before waivers	2.78%	3.98	%(b)
Portfolio turnover rate	623%	1,006	%(a)

*
Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund — Class Y, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund — Class Y as of the close of business on April 21, 2011.

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS
June 30, 2011

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: Scout Stock Fund (“Stock”), Scout Mid Cap Fund (“Mid Cap”), Scout Small Cap Fund (“Small Cap”), Scout TrendStar Small Cap Fund (“TrendStar Small Cap”), Scout International Fund (“International”), Scout International Discovery Fund (“International Discovery”), Scout Core Bond Fund (“Core Bond”), Scout Core Plus Bond Fund (“Core Plus Bond”) (individually referred to as a “Fund,” or collectively as the “Funds”) and the newly created Scout Global Equity Fund. Prior to October 31, 2006, the Scout International Fund was known as the UMB Scout WorldWide Fund. Prior to July 1, 2009, the Trust was known as UMB Scout Funds. On June 30, 2009, the TrendStar Small-Cap Fund series of TrendStar Investment Trust was reorganized into the TrendStar Small Cap Fund, which commenced operations on July 1, 2009 and is the successor to the TrendStar Small-Cap Fund. For financial statement purposes, the TrendStar Small-Cap Fund is considered the accounting survivor of the reorganization and, accordingly, certain financial history of the predecessor fund is included in these financial statements. Prior to March 11, 2011, the Scout Core Bond Fund was known as the Scout Bond Fund. On April 21, 2011, the Frontegra Columbus Core Fund series of Frontegra Funds Trust, Inc. was reorganized into the Scout Core Bond Fund. For financial statement purposes, the Frontegra Columbus Core Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. Also on April 21, 2011, the Frontegra Columbus Core Plus Fund series of Frontegra Funds Trust, Inc. was reorganized into the Scout Core Plus Bond Fund which is the successor to the Frontegra Columbus Core Plus Fund. The Scout Core Plus Bond Fund, which was created for purposes of the reorganization and was not operational until the reorganization transaction was completed. For financial statement purposes, the Frontegra Columbus Core Plus Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. As the Scout Global Equity Fund had not commenced investment operations as of June 30, 2011, the Fund is not included in this Annual Report.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
TrendStar Small Cap	Long-term growth of capital
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Core Bond	High level of total return consistent with the
preservation of capital
Core Plus Bond	High level of total return consistent with the
preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)
Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the last current closing bid price. Nasdaq National Market ® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. On June 30, 2011, no securities within the International and International Discovery Funds were fair valued.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities;
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of June 30, 2011, in valuing the Funds’ assets:

Stock:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks1	$109,627,364	$—	$—	$109,627,364
Total	$109,627,364	$—	$—	$109,627,364

Mid Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks1	$506,294,153	$—	$—	$506,294,153
Total	$506,294,153	$—	$—	$506,294,153

SCOUT FUNDS ANNUAL REPORT

Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks1	$315,685,163	$—	$—	$315,685,163
Total	$315,685,163	$—	$—	$315,685,163

TrendStar Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks1	$12,049,076	$—	$—	$12,049,076
Total	$12,049,076	$—	$—	$12,049,076

International:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$996,156,697	$—	$—	$996,156,697
Consumer Staples	880,224,200	—	—	880,224,200
Energy	663,459,615	79,156,015	—	742,615,630
Financials	1,659,050,238	—	—	1,659,050,238
Health Care	640,245,941	—	—	640,245,941
Industrials	1,102,469,447	—	—	1,102,469,447
Information Technology	700,099,969	—	—	700,099,969
Materials	938,452,993	—	—	938,452,993
Telecommunication Services	314,595,720	—	—	314,595,720
Utilities	105,399,270	—	—	105,399,270
Short-Term Investments	340,000,000	—	—	340,000,000
Total	$8,335,424,344	$79,156,015	$—	$8,419,310,105

International Discovery:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,631,142	$—	$—	$4,631,142
Consumer Staples	3,686,337	—	—	3,686,337
Energy	2,667,288	176,593	—	2,843,881
Financials	5,454,979	—	—	5,454,979
Health Care	3,096,383	—	—	3,096,383
Industrials	8,925,857	—	—	8,925,857
Information Technology	4,752,148	—	—	4,752,148
Materials	4,922,423	—	—	4,922,423
Telecommunication Services	608,995	—	—	608,995
Utilities	165,646	—	—	165,646
Total	$38,911,198	$176,593	$—	$39,087,791

Core Bond:
Security Type	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$13,567,479	$—	$13,567,479
Commercial Mortgage-Backed Securities	—	10,980,827	—	10,980,827
Corporate Debt	—	33,210,039	—	33,210,039
U.S. Government and Agencies	—	130,694,176	—	130,694,176
Total	$—	$188,452,521	$—	$188,452,521

Core Plus Bond:
Security Type	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$37,932,266	$—	$37,932,266
Commercial Mortgage-Backed Securities	—	20,055,931	—	20,055,931
Corporate Debt	—	89,111,317	—	89,111,317
U.S. Government and Agencies	—	374,972,349	—	374,972,349
Total	$—	$522,071,863	$—	$522,071,863
Other Financial Instrument — Credit Default Swap Contract	$—	$224,190	$—	$224,190

1	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

In the previous annual report, the securities in the International and International Discovery Funds were adjusted using factors provided by the fair value vendor. The securities were not adjusted at June 30, 2011. There were no significant transfers into or out of Level 1 and Level 2 due to fair value adjustments during the reporting period for the other Funds, as compared to their classification from the previous annual report. The Funds did not hold any Level 3 investments during the year .

(Continued on next page)

JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2011

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International and International Discovery Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the year ended June 30, 2011, the International Fund entered into 105 contracts resulting in a realized loss of (in thousands) $1,356. The International Discovery Fund entered into 115 contracts resulting in a realized loss of (in thousands) $43. These amounts are included within the “Net realized gain (loss) on investments” on the Statement of Operations.

As of June 30, 2011, the International Fund held two open FFCECs resulting in unrealized losses of (in thousands) $65 included within “Net increase in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies” on the Statement of Operations.

The Core Plus Bond Fund’s policies permit the Fund to enter into forward contracts (“FWDCs”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies. FWDCs are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date.

The risks to the Fund of entering into FWDCs include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

During the year ended June 30, 2011, the Core Plus Bond Fund entered into nine contracts resulting in a realized gain of (in thousands) $510. These amounts are included within the “Net realized gain (loss) on forward contracts” on the Statement of Operations.

As of June 30, 2011, the Core Plus Fund held no open FWDCs.

The Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into single-name credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). As of June 30, 2011, the Core Plus Bond Fund had one sale contract outstanding with Maximum Payout Amounts of (in thousands) $11,350 with net unrealized appreciation of (in thousands) $224. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(b)
Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on June 30, 2011.

ii.
Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(c)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of June 30, 2011. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the year ended June 30, 2011. At June 30, 2011, the fiscal years 2008 through 2011 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2011, the following funds had net capital loss carryovers:

TrendStar
(in thousands)	Stock	Small Cap	Small Cap
For losses expiring June 30,
2012	$—	$—	$—
2013	—	—	—
2014	—	—	—
2015	—	—	—
2016	—	—	—
2017	—	1,259	30,653
2018	7,463	67,257	3,190
2019	—	—	—
	$7,463	$68,516	$33,843

SCOUT FUNDS ANNUAL REPORT

		International
(in thousands)	International	Discovery	Core Bond

For losses expiring June 30,
2012	$—	$—	$—
2013	—	—	—
2014	—	—	—
2015	—	—	—
2016	—	—	—
2017	101,374	116	2,686
2018	245,410	1,199	—
2019	—	219	—
	$346,784	$1,534	$2,686

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2011, the Stock, Small Cap, TrendStar Small Cap, International and Core Bond Funds utilized (in thousands) $7,991, $54,171, $1,242, $13,035 and $2,095, respectively, of their capital loss carryovers.

(d)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(g)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(h)
Multiple Share Class – Bond Funds — The Core Bond and Core Plus Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)
Investment Advisory Fees— The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investments, Inc. (the “Advisor”). Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through June 30, 2011:

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

TrendStar Small Cap — 0.75% of average daily net assets.

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Core Bond and Core Plus Bond — Post reorganization after the close of business on April 21, 2011 through June 30, 2011, fees were 0.40% of average daily net assets.

Prior to reorganization from July 1, 2010 through April 21, 2011, the Frontegra Columbus Core and Core Plus Funds were under a different Investment Advisory Agreement and fees were 0.42% and 0.40%, respectively.

The Advisor has entered into a contractual agreement with the Trust to reduce all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the Stock, Mid Cap, TrendStar Small Cap and International Discovery Funds to the extent necessary so that net annual fund operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses of the Stock, Mid Cap, TrendStar Small Cap and International Discovery Funds do not exceed 0.90%, 1.40%, 1.30% and 1.60% of each Fund’s average daily net assets. Post reorganization after the close of business on April 21, 2011 through June 30, 2011 the Advisor has entered into a contractual agreement to reduce all or a portion of its advisory fees and, if necessary, to assume certain other expenses through April 21, 2013 for the Core Bond and Core Plus Bond Funds to the extent necessary so that net annual fund operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses of the Core Bond and Core Plus Bond Funds do not exceed 0.40% of each Fund’s average daily net assets. Prior to reorganization from July 1, 2010 through October 31, 2010, the Frontegra Columbus Core and Core Plus Funds were under a different contractual agreement with Frontegra Asset Management, Inc. to reduce all or a portion of its advisory fees and, if necessary, to assume certain other expenses to the extent necessary so that net annual fund operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account and 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses of the Frontegra Columbus Core and Core Plus Funds do not exceed 0.35%. From November 1, 2010 through April 21, 2011, the contractual agreement with Frontegra Asset Management, Inc. changed to 0.40%. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements. Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each Fund of fees previously reduced or expenses previously assumed to the extent such fees were reduced or expenses were assumed within three years of such reimbursement and such reimbursement will not exceed any applicable expense limitation agreement that was in place for the Fund at the time the fees were reduced or expenses were assumed.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2011:

			TrendStar	International	Core	Core Plus
(in thousands)	Stock	Mid Cap	Small Cap	Discovery	Bond	Bond
Eligible for
Reimbursement:
6/30/09	$(47)	$—	$—	$(189)	$(147)	$—
6/30/10	(71)	—	(154)	(83)	(166)	—
6/30/11	(36)	—	(129)	(25)	(169)	(98)
Total Eligible for Reimbursement	$(154)	$—	$(283)	$(297)	$(482)	$(98)

(b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through June 30, 2011:

Stock, Mid Cap, Small Cap and TrendStar Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

International and International Discovery — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0 050%. of daily net assets over $750 million.

Core Bond and Core Plus Bond — Post reorganization after the close of business
(Continued on next page)

JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2011

on April 21, 2011 through June 30, 2011, fees were 0.050% of average daily net assets.

Prior to reorganization from July 1, 2010 through April 21, 2011, the Frontegra Columbus Core and Core Plus Funds were under a different Administration and Fund Accounting Agreement with U.S. Bank .

(c)
Redemption Fees — Shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2011, the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds received (in thousands) $73, $21, $0, $244, and $2, respectively, in redemption fees as compared to the June 30, 2010 fees of $8, $24, $0, $298 and $0, respectively.

(d)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(e)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(g)	General— Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3.	REORGANIZATION INFORMATION

On April 18, 2011, beneficial owners of the Frontegra Columbus Core and Core Plus Funds approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Scout Core Bond and Core Plus Bond Funds, respectively, as detailed below. This tax-free reorganization was accomplished after the close of business on April 21, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Frontegra Columbus Core and Core Plus Funds for shares of the Scout Core Bond and Core Plus Bond Funds. Shareholders holding Institutional Class shares of the Frontegra Columbus Core and Core Plus Funds received Institutional Class shares of the Scout Core Bond and Core Plus Bond Funds, respectively, in the reorganization. Shareholders holding Class Y shares of the Frontegra Columbus Core Plus Fund received Class Y shares of the Scout Core Plus Bond Fund in the reorganization. The details of the reorganization as of the Closing Date are as follows:

The Frontegra Columbus Core Fund reorganization was accomplished by an exchange of 5,410,637 shares of the Frontegra Columbus Core Fund (valued at $63,204,592) for 5,649,977 shares of the Scout Core Bond Fund (valued at $63,204,592). The Frontegra Columbus Core Fund’s net assets at that date ($63,204,592) included $632,020 of unrealized appreciation and $3,229,418 of accumulated loss. The net assets of the Scout Core Bond Fund and Frontegra Columbus Core Fund immediately prior to the reorganization were $97,656,354 and $63,204,592. The aggregate net assets of the Scout Core Bond Fund immediately after the reorganization were $160,860,946.

The Frontegra Columbus Core Plus Fund reorganization was accomplished by an exchange of 12,798,907 shares of the Frontegra Columbus Core Plus Fund (valued at $406,070,096) for 12,798,907 shares of the Scout Core Plus Bond Fund (valued at $406,070,096). The Scout Core Plus Bond Fund is the successor to the Frontegra Core Plus Fund.

In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund, a conversion factor of 1.04 was applied to the historical operations of the Fund to properly reflect the performance of the Fund. The 1 04. conversion factor was calculated as of the close of business on April 21, 2011 and represents the amount of shares each Frontegra Columbus Core Fund shareholder received of the Scout Core Bond Fund for one share of the Frontegra Columbus Core Fund on Closing Date.

The Frontegra Funds are the accounting survivors for financial statement and performance reporting purposes. As a result, the performance history of the Frontegra Columbus Core and Core Plus Funds will be used for the Scout Core Bond and Core Plus Bond Funds, respectively.

Furthermore, on November 18, 2010, the Board of Trustees of the Scout Funds approved a proposed Agreement and Plan of Reorganization pursuant to which the Scout TrendStar Small Cap Fund (the “Acquired Fund”) would be reorganized into the Scout Small Cap Fund (the “Acquiring Fund”). The Acquiring Fund has the same investment objectives and substantially similar policies, strategies and restrictions as the Acquired Fund. In addition, the portfolio management teams for both Funds are similar as Thomas W. Laming serves as the lead portfolio manager for both Funds and James McBride serves as a co-portfolio manager for both Funds, while Jason Votruba serves as a co-portfolio manager of the Small Cap Fund. The reorganization does not require shareholder approval and is expected to close in September 2011.

4.	DISTRIBUTION PlAN AND SHAREHOLDER SERVICING FEES

Scout Investments, Inc., on behalf of the Core Bond and Core Plus Bond Funds (the”Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the“12b-1 Plan”). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to various brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2011, the Core Bond and Core Plus Bond Funds incurred (in thousands) $0 and $24, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% to the various brokers, dealers and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2011, the Core Bond and Core Plus Bond Funds incurred (in thousands) $0 and $14, respectively, in shareholder servicing fees.

5.	INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2011, excluding short-term investments, were as follows:
	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Stock:
Purchases	$81,350	$—
Sales	96,507	—
Mid Cap:
Purchases	829,003	—
Sales	560,720	—
Small Cap:
Purchases	218,293	—
Sales	384,082	—
TrendStar Small Cap:
Purchases	1,827	—
Sales	6,669	—
International:
Purchases	2,070,108	—
Sales	878,346	—
International Discovery:
Purchases	16,593	—
Sales	8,304	—
Core Bond:
Purchases	121,825	360,642
Sales/Maturity proceeds	91,304	398,745
Core Plus Bond:
Purchases	516,729	1,941,688
Sales/Maturity proceeds	469,508	1,980,373

SCOUT FUNDS ANNUAL REPORT

6.	FEDERAL TAX INFORMATION

At June 30, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

				TrendStar
(in thousands)	Stock	Mid Cap	Small Cap	Small Cap
Unrealized appreciation	$22,959	$58,367	$68,168	$3,538
Unrealized depreciation	(818)	(9,867)	(5,357)	(499)
Net unrealized appreciation	$22,141	$48,500	$62,811	$3,039
Cost of securities on a tax basis	$87,486	$457,794	$252,874	$9,010

		International	Core	Core
(in thousands)	International	Discovery	Bond	Plus Bond
Unrealized appreciation	$2,077,325	$8,292	$829	$4,797
Unrealized depreciation	(176,093)	(1,016)	(646)	(5,747)
Net unrealized appreciation (depreciation)	$1,901,232	$7,276	$183	$(950)
Cost of securities on a tax basis	$6,518,078	$31,812	$188,270	$523,022

The tax character of distributions paid during the years ended June 30, 2011 and 2010 were as follows:

	Stock		Mid Cap		Small Cap		TrendStar Small Cap
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2011	2010	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary Income	$1,112	$1,011	$3,069	$425	$—	$—	$—	$—
Net long-term capital gains	—	—	10,055	—	—	—	—	—
Total taxable distributions	1,112	1,011	13,124	425	—	—	—	—
Exempt interest	—	—	—	—	—	—	—	—
Total distributions paid	$1,112	$1,011	$13,124	$425	$—	$—	$—	$—

			International
	International		Discovery		Core Bond		Core Plus Bond
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2011	2010	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary Income	$110,318	$65,556	$137	$88	$2,114	$2,270	$33,269	$40,410
Net long-term capital gains	—	—	—	—	—	—	—	—
Total taxable distributions	110,318	65,556	137	88	2,114	2,270	33,269	40,410
Exempt interest	—	—	—	—	—	—	—	—
Total distributions paid	$110,318	$65,556	$137	$88	$2,114	$2,270	$33,269	$40,410

As of June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

				TrendStar
(in thousands)	Stock	Mid Cap	Small Cap	Small Cap
Undistributed ordinary income	$47	$24,203	$—	$—
Undistributed long-term capital gains	—	9,592	—	—
Tax accumulated earnings	47	33,795	—	—
Accumulated capital and other losses	(7,463)	—	(68,516)	(33,843)
Unrealized appreciation (depreciation) on investments	22,141	48,500	62,811	3,039
Unrealized appreciation on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$14,725	$82,295	$(5,705)	$(30,804)

(Continued on next page)

JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2011

		International		Core Plus
(in thousands)	International	Discovery	Core Bond	Bond
Undistributed ordinary income	$62,339	$6	$1,716	$4,913
Undistributed long-term capital gains	—	—	259	1,132
Tax accumulated earnings	62,339	6	1,975	6,045
Accumulated capital and other losses	(346,784)	(1,534)	(2,686)	—
Unrealized appreciation (depreciation) on investments	1,901,232	7,276	183	(950)
Unrealized appreciation on foreign currency	619	5	—	—
Total accumulated earnings (deficit)	$1,617,406	$5,753	$(528)	$5,095

7.	OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
Core Plus Bond Fund (in thousands)	and Liabilities Location	Amount	and Liabilities Location	Amount
Credit default swap contract	Unrealized appreciation		Unrealized depreciation
	on credit default swap contract	$224	on credit default swap contract	$—
Total		$224		$—

For the year ended June 30, 2011, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

				Net Decrease in Unrealized
	Net Realized Gain on Derivatives			Appreciation/Depreciation on Derivatives
Core Bond Fund (in thousands)	Contracts	Total		Contracts	Total
Credit default swaps	$154	$154	Credit default swaps	$(20)	$(20)
Total	$154	$154		$(20)	$(20)

				Net Increase (Decrease) in Unrealized
	Net Realized Gain on Derivatives			Appreciation/Depreciation on Derivatives
Core Plus Bond Fund (in thousands)	Contracts	Total		Contracts	Total
Credit default swaps	$2,720	$2,720	Credit default swaps	$16	$16
Forwards	510	510	Forwards	(344)	(344)
Total	$3,230	$3,230		$328	$328

Credit default swaps are subject to credit risk. Foreign exchange contracts are subject to foreign exchange risk and counterparty risk.

8.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the June 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the June 30, 2012 taxable year.

9.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.

On July 15, 2011, the Board of Trustees of the Scout Funds approved via written consent the establishment of the Scout Unconstrained Bond Fund. On that date, the preparation and filing of an amendment to the Trust’s registration statement on Form N-1A was made in order to register the Fund with the U.S. Securities and Exchange Commission. The Fund is expected to commence operations in September 2011.

In addition, on June 29, 2011, an initial investment was made by UMB Financial Corp. into the newly created Scout Global Equity Fund. As of June 30, 2011, net assets were $5,000,000 (comprised solely of cash), shares outstanding were 500,000 and the net asset value per share was $10.00.As the Fund had not yet commenced investment operations as of June 30, 2011, the Fund is not included in this Annual Report. Shares were offered to the public commencing on July 1, 2011 .

SCOUT FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2011

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Core Bond Fund, and Scout Core Plus Bond Fund as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, and Scout International Discovery Fund; and the statement of changes in net assets and financial highlights for each of the two years then ended of Scout TrendStar Small Cap Fund; and the statements of changes in net assets and financial highlights for the year then ended of the Scout Core Bond Fund and Scout Core Plus Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of Scout Core Plus Bond Fund for the periods ended prior to July 1, 2010 were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on these statements of changes in net assets and financial highlights. The statements of changes in net assets and financial highlights of Scout Core Bond Fund for the periods ended prior to July 1, 2010, before the effects of the adjustments to retrospectively adjust the financial highlights to give effect to the reorganization discussed in Note 3 to the financial statements, were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on these statements of changes in net assets and financial highlights. The financial highlights of Scout TrendStar Small Cap Fund for the periods ended prior to July 1, 2009 were audited by other auditors, whose report, dated August 31, 2009, expressed an unqualified opinion on the financial highlights. The financial highlights of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, and Scout International Discovery Fund for the periods ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Scout Funds as of June 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indication in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the 2010, 2009, 2008, and 2007 financial highlights of Scout Core Bond Fund to retrospectively adjust the financial highlights to give effect to the reorganization discussed in Note 3 to the financial statements. Our procedures included recalculating the financial highlights using the conversion factor discussed in Note 3. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Scout Core Bond Fund (formerly Frontegra Columbus Core Fund) for the periods prior to 2011 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Scout Core Bond Fund for periods prior to 2011.

Milwaukee, Wisconsin
August 29, 2011

JUNE 30, 2011

EXPENSE EXAMPLE
June 30, 2011 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/11-
Fund	1/1/11	6/30/11	Ratio	6/30/11*

Stock:
Actual	$1,000.00	$1,066.10	0.8999%	$4.61
Hypothetical	1,000.00	1,020.54	0.8999	4.51

Mid Cap:
Actual	1,000.00	1,102.30	1.0396	5.42
Hypothetical	1,000.00	1,019.85	1.0396	5.21

Small Cap:
Actual	1,000.00	1,094.70	0.9835	5.11
Hypothetical	1,000.00	1,020.12	0.9835	4.93

TrendStar Small Cap:
Actual	1,000.00	1,055.40	1.2999	6.62
Hypothetical	1,000.00	1,018.55	1.2999	6.51

International:
Actual	1,000.00	1,046.40	0.9467	4.80
Hypothetical	1,000.00	1,020.31	0.9467	4.74

International Discovery:
Actual	1,000.00	1,059.90	1.6000	8.17
Hypothetical	1,000.00	1,017.07	1.6000	8.00

Core Bond — Institutional Class:
Actual	1,000.00	1,028.40	0.2385	1.20
Hypothetical	1,000.00	1,023.82	0.2385	1.20

Core Bond — Class Y:
Actual	1,000.00	1,013.30	0.8013	1.48
Hypothetical	1,000.00	1,023.53	0.8013	1.49

Core Plus Bond — Institutional Class:
Actual	1,000.00	1,031.50	0.4091	2.06
Hypothetical	1,000.00	1,022.97	0.4091	2.05

Core Plus Bond — Class Y:
Actual	1,000.00	1,029.90	0.8196	4.13
Hypothetical	1,000.00	1,020.94	0.8196	4.11

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

SCOUT FUNDS ANNUAL REPORT

OTHER INFORMATION
June 30, 2011 (Unaudited)

Approval of Investment Advisory Agreement

In February 2011, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund, Scout International Fund, Scout International Discovery Fund and Scout Core Bond Fund (formerly known as the Scout Bond Fund) (the “Existing Funds”). In addition, in November of 2010, the Board approved the Investment Advisory Agreement with the Advisor for the Scout Core Plus Bond Fund (the “New Fund” and, together with the Existing Funds, the “Funds”). After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds (in the case of the New Fund, the performance of a composite managed by the Advisor in a substantially similar manner to the way in which the Advisor proposed to manage the New Fund), the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement with respect to the Existing Funds for an additional year and to approve the agreement with respect to the New Fund for an initial term ending March 31, 2012.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed (or to be performed in the case of the New Fund), the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance (with particular attention paid to the Scout Stock Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund and Scout International Discovery Fund), related administrative services provided (or to be provided in the case of the New Fund) by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewal and approval, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor, and considered the performance of each Fund to be sufficient to support the decision to renew the agreement with respect to the Existing Funds and approve the agreement with respect to the New Fund.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Funds’ advisory fees and net expense ratios were generally at or below the median charged by peer funds (with the exception of the net expense ratio of the International Discovery Fund, though that Fund’s expenses were subsidized through an expense limitation arrangement). In January of 2011, the Board approved a new expense limitation arrangement between the Advisor and the Trust, on behalf of the Scout Core Bond Fund, pursuant to which the Advisor agreed to waive its fees and/or assume expenses to limit the Fund’s expenses before taking into account any Rule 12b-1 fees or shareholder servicing fees to no more than 0.40% of the average daily net assets of the Fund, effective April 21, 2011 through April 21, 2013 (down from 0.57% under the previous expense limitation arrangement). The Trustees considered the Advisor’s profitability with respect to each Fund, particularly the Scout International Fund, which is the largest Fund, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees also noted the portfolio manager change for the Scout Core Bond Fund in December of 2010 in connection with the Advisor’s acquisition of Reams Asset Management Company, LLC. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted. The Board also reviewed the distribution and marketing support provided (or to be provided in the case of the New Fund) by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreement with respect to the Existing Funds and approve the agreement with respect to the New Fund.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and International Discovery Funds designate (in thousands) $195,633 and $790 of income derived from foreign sources and $18,870 and $93 of foreign taxes paid, respectively, for the year ended June 30, 2011.

Of the ordinary income (including short-term capital gains) distributions made by the International and International Discovery Funds during the year ended June 30, 2011, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.7810 and $0.1992 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0753 and $0 0235, respectively.

Qualified Dividend Income

For the year ended June 30, 2011, 100%, 11.72%, 100% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Stock, Mid Cap, International and International Discovery Funds, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the Stock, Mid Cap and International Funds, during the year ended June 30, 2011, which are not designated as capital gain distributions, should be multiplied by 100%, 10.62% and 1.43%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the Mid Cap Fund designates (in thousands) long-term capital gain dividends of $10,055 for the year ended June 30, 2011.

For Federal income tax purposes, the Scout Core Bond Fund designates (in thousands) long-term capital gain dividends of $3,756 with a record date of April 20, 2011 and an ex and pay date of April 21, 2011, prior to the reorganization with the Frontegra Columbus Core Fund as of the close of business on April 21, 2011.

JUNE 30,2011

TRUSTEES AND OFFICERS
June 30, 2011 (Unaudited)

Number of
				Portfolios	Other
	Position(s)			in Complex	Directorships
Name, Address and Birthdate	Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustee
Andrea F. Bielsker c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Trustee since 2005. Shall serve as Trustee until her resignation, or until terminated or until successor is elected and qualified.	Principal, AFB Consulting, since July 2008; Chief Financial Officer, Brooke Credit Corp., from 2007 to 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy, from 2002 to 2005.	9	None
William B. Greiner * c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/05/54	Trustee	Trustee since 2005. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Executive Vice President, Scout Investments, Inc., since 2009; Chief Investment Officer, Scout Investments, Inc. and UMB Bank, n.a., from 2004 to 2009; Private Account Manager, True North, from 2003 to 2004.	9	Washburn Endowment Association; KCPT Public Television
Dr. William E .Hoffman, D .D.S. c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 04/11/38	Trustee	Trustee since 1982. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Orthodontist.	9	None
Eric T. Jager c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 06/19/43	Trustee	Trustee since 1987. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	President, Windcrest Investment Management, Inc.; Executive Vice President, Investments, Bartlett and Company.	9	Nygaard Corporation
Stephen F. Rose c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Chairman, Trustee	Chairman since 2005; Trustee since 1989. Shall serve as Chairman, Trustee until his resignation, or until terminated or until his successor is elected and qualified.	Chairman, Sun Publications, Inc.	9	None
Andrew J. Iseman c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/09/64	President, Chief Executive Officer
Chief Executive Officer since 2011; President since 2010. Shall serve as President and Chief Executive Officer at the pleasure of the Board or until his resignation, or termination or until his successor is elected and qualified.

Chief Executive Officer, Scout Investments, Inc., since 2010; Chief Operating Officer, RK Capital Management, from 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from 2007 to 2008; President, Janus Services, LLC, from 2007 to 2008; Senior Vice President, Enhanced Investment Technologies, LLC, from 2005 to 2007.
				N/A	N/A
James L. Moffett c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Strategist
Chief International Strategist since 2011. Shall serve as Chief International Strategist at the pleasure of the Board until his resignation, or termination or until his successor is elected and qualified.

Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Chairman, Scout Investments, Inc., from 2001 to 2009; Executive Vice President, UMB Bank, n.a., from 2001 to 2009; Lead Manager of Scout International and International Discovery Funds, Co-Manager of Scout Stock Fund.
				N/A	N/A
Constance E. Martin c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 09/30/61	Chief Operating Officer and Secretary
Chief Operating Officer since 2008; Secretary since 2006. Shall serve as Chief Operating Officer and Secretary at the pleasure of the Board until her resignation, or termination or until her successor is elected and qualified.
			Senior Vice President, Scout Investments, Inc., since 2008; Fund Administrator, UMB Fund Services, from 2005 to 2008; Compliance Officer, UMB Scout Funds, from 2003 to 2004.	N/A	N/A
Scott A. Betz c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Treasurer since 2011. Shall serve as Treasurer at the pleasure of the Board or until his resignation, or termination or until his successor is elected and qualified.	Treasurer, Scout Investments, Inc., since 2011; Senior Vice President, Scout Investments, Inc, since 2009, Chief Administrative Officer, Scout Investments, Inc., since 2005.	N/A	N/A
Benjamin D. Wiesenfeld c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Chief Compliance Officer since 2011. Shall serve as Chief Compliance Officer at the pleasure of the Board or until his resignation, or termination or until his successor is elected and qualified.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006-2009.	N/A	N/A
*
Mr. Greiner is considered to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investments, Inc., the Funds’ investment advisor.

Total compensation for the independent trustees totaled $202,000 for the year ended June 30, 2011.
The Scout Fund’s Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

SCOUT FUNDS ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge.The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission .

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout TrendStar Small Cap Fund, the Scout International Fund, the Scout International Discovery Fund, the Scout Core Bond Fund and the Scout Core Plus Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Stock Fund
Mid Cap Fund
Small Cap Fund
TrendStar Small Cap Fund
International Fund
International Discovery Fund
Core Bond Fund
Core Plus Bond Fund

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.	P.O. Box 1241
Kansas City, Missouri	Milwaukee, WI 53201-1241
Toll Free 800-996-2862
DISTRIBUTOR	scoutfunds.com
UMB Distribution Services, LLC
Milwaukee, Wisconsin	“Scout” and the Scout design
are registered service marks
TRANSFER AGENT	of UMB Financial Corporation.
UMB Fund Services, Inc.
Milwaukee, Wisconsin	UMB 000045 (0811)

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  A copy of the Code is attached as an exhibit.  There were no amendments to the Code or waivers from the provisions of the Code.

Item 3.  Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Bielsker as the “audit committee financial expert.”  Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees for Registrant.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2011                                                                           $ 180,400
Fiscal year ended June 30, 2010                                                                           $ 156,000

 (b) Audit-Related Fees for Registrant.
The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2011                                                                           $   36,900
Fiscal year ended June 30, 2010                                                                           $   35,500

(c) Tax Fees for Registrant.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2011                                                                           $   36,300
Fiscal year ended June 30, 2010                                                                           $   32,500

(d) All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2011                                                                           $            0
Fiscal year ended June 30, 2010                                                                           $     2,500

(e)
(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant
None.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)
Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)
Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(c)	Disclosure Controls and Procedures as required by Item 11. Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman
Andrew J. Iseman
President & Principal Executive Officer
August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 25, 2011

/s/ Scott A. Betz
Scott A. Betz
Principal Financial Officer
August 25, 2011